                            SCHEDULE 14a INFORMATION

PROXY STATEMENT PURSUANT TO THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:

/X/      Preliminary Proxy Statement    / /      CONFIDENTIAL, FOR USE OF THE
                                                 COMMISSION ONLY (AS PERMITTED
                                                 BY RULE 14a-6(e)(2))

/ /      Definitive Proxy Statement

/ /      Definitive Additional Materials

/ /      Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12

                           MULTIMEDIA GAMES, INC.
                  ----------------------------------------
              (Name of Registrant as Specified In Its Charter)

                                     N/A
                  ----------------------------------------
  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/      No fee required.

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /      Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

         (1) Title of each class of securities to which transaction applies:

         (2)     Aggregate number of securities to which transaction applies:

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         (4)     Proposed maximum aggregate value of transaction:

         (5)     Total fee paid:

/ /      Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)     Amount Previously Paid:

         (2)     Form, Schedule or Registration Statement No.:

         (3)     Filing Party:

         (4)     Date Filed:





                                                                   March 6, 1997

                            [Multimedia Letterhead]





                                                                   March 6, 1997





Dear Shareholder:

         You are cordially invited to attend the Annual Meeting of Shareholders of Multimedia Games, Inc. (the "Company") which will be held on Saturday, March 29, 1997 at 10:00 a.m., local time, at Tulsa Marriott Southern Hills, 1902 East 71st Street, Tulsa, Oklahoma, 74136.

         Details of the business to be conducted at the annual meeting are given in the attached Notice of Annual Meeting Of Shareholders and Proxy Statement.

         Whether or not you attend the annual meeting it is important that your shares be represented and voted at the meeting. Therefore, I urge you to sign, date, and promptly return the enclosed proxy in the enclosed postage-prepaid envelope. If you decide to attend the annual meeting and vote in person, you will of course have that opportunity. YOUR SHARES CANNOT BE VOTED UNLESS YOU SIGN AND RETURN THE ENCLOSED PROXY OR ATTEND THE ANNUAL MEETING IN PERSON.

         A copy of the Company's 1996 Annual Report under the Securities Exchange Act of 1934 (Form 10-KSB) is also enclosed.

         On behalf of the Board of Directors and Management, I would like to express our appreciation for your continued interest in the affairs of the Company. We sincerely hope you will be able to join us at the meeting, and we look forward to seeing you at that time.



                                        Sincerely yours,




                                        GORDON T. GRAVES
                                        Chairman and Chief
                                        Executive Officer

                             MULTIMEDIA GAMES, INC.

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD MARCH 29, 1997

         NOTICE IS HEREBY GIVEN that the 1997 Annual Meeting of Shareholders of Multimedia Games, Inc. (the "Company"), a Texas corporation, will be held on Saturday, March 29, 1997 at 10:00 a.m., local time, at Tulsa Marriott Southern Hills, 1902 East 71st Street, Tulsa, Oklahoma for the following purposes:

         1. To elect the following directors to serve for the ensuing year and until their successors are elected: Gordon T. Graves; Larry D. Montgomery; Gregory N. Stern; and Daniel J. Sarnoff.

         2. To amend the Company's Articles of Incorporation to increase the number of authorized shares of Common Stock from 10,000,000 shares to 25,000,000 shares;

         3. To ratify and approve the adoption of the Company's 1996 Stock Incentive Plan;

         4. To ratify and approve the appointment of Coopers & Lybrand L.L.P. as the Company's independent auditors; and

         5. To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

         The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

         Only shareholders of record at the close of business on January 31, 1997 are entitled to notice of and to vote at the Annual Meeting. A complete list of shareholders entitled to vote will be available at the Company's headquarters, 7335 South Lewis, Tulsa, Oklahoma, for ten days prior to the meeting.

         All shareholders are invited to attend the Annual Meeting in person. However, to assure your representation at the Annual Meeting, you are urged to mark, sign and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose. If a shareholder receives more than one proxy because he or she owns shares registered in different names or addresses, each proxy should be completed and returned. PROMPTLY SIGNING, DATING, AND RETURNING THE PROXY WILL SAVE THE COMPANY THE EXPENSES AND EXTRA WORK OF ADDITIONAL SOLICITATION. Any shareholder attending the Annual Meeting may vote in person even if he or she returned a proxy.

                                    BY ORDER OF THE BOARD OF DIRECTORS



                                    FREDERICK E. ROLL
                                    Vice President, Secretary, Treasurer,
                                    and Chief Financial Officer

March 6, 1997

                             MULTIMEDIA GAMES, INC.
                                7335 SOUTH LEWIS
                             TULSA, OKLAHOMA 74136

                       PROXY STATEMENT FOR ANNUAL MEETING
                                OF SHAREHOLDERS
                           TO BE HELD MARCH 29, 1997


General

         The enclosed proxy is solicited on behalf of the Board of Directors of Multimedia Games, Inc. (the "Company") for use at the Annual Meeting of Shareholders to be held March 29, 1997 at 10:00 a.m., local time, or at any adjournment or postponement thereof, for the purposes set forth in this Proxy Statement and in the accompanying Notice of Annual Meeting of Shareholders.
The Annual Meeting will be held at Tulsa Marriott Southern Hills, 1902 East 71st Street, Tulsa, Oklahoma. The Tulsa Marriott Southern Hills telephone number is (918) 493-7000.

         These proxy solicitation materials were mailed on or about March 5, 1997 to all shareholders entitled to vote at the Annual Meeting.

Revocability of Proxies

         The enclosed proxy, even though executed and returned, may be revoked at any time prior to the voting of the proxy by (1) the subsequent execution and submission of a revised proxy, (2) giving written notice to the Company,
Attention: Frederick E. Roll, Inspector of Elections, or (3) voting in person at the meeting. The mere presence at the Annual Meeting of a shareholder who has executed and returned a proxy will not revoke the prior proxy. If not revoked, the proxy will be voted at the Annual Meeting in accordance with the instructions indicated on the proxy card. If no instructions are indicated, the proxy will be voted FOR the election of the four (4) nominees for director listed in this Proxy Statement, FOR ratification of the appointment of Coopers & Lybrand L.L.P. as independent auditors, FOR Proposals Two and Three as described in this Proxy Statement, and as to any other matter that may be properly brought before the Annual Meeting, as the Board of Directors may recommend, or, in the absence of a recommendation, as the proxy holders deem advisable. The Board of Directors does not know of any other matter that is expected to be presented for consideration at the Annual Meeting.

Voting and Solicitation

         Only the record holders of shares of Common Stock and Series A Preferred Stock ("Preferred Stock") of the Company as of the close of business on January 31, 1997 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting. At the close of business on the Record Date, there were 4,036,450 shares of Common Stock and 134,318 shares of Preferred Stock issued and outstanding. Each shareholder of record on the Record Date will have one vote for each share of Common Stock and Preferred Stock held by such shareholder. All shares of Common Stock and Preferred Stock will vote together as a single class on all matters coming before the Annual Meeting, except with regard to Proposal Two which also requires a separate vote of Common Stock as described below. A majority of all of the outstanding shares of Common Stock and Preferred Stock of the Company, represented as a single class, entitled to notice of, and to vote at, the Annual Meeting, represented in person or by proxy, will constitute a quorum for the Annual Meeting. Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business. Abstentions and broker non-votes will not be counted as votes cast on any matter to which they relate.

        Provided that a quorum is present at the Annual Meeting, the following outlines the manner in which the election of directors and the approval of proposals will be determined. Regarding Proposal One, election of directors, the four (4) nominees receiving the highest number of affirmative votes of the shares voting shall be elected as directors. Every shareholder voting for the election of directors may vote the number of shares owned by him or her for up to four (4) persons. Proposal Two, which increases the authorized Common Stock of the Company, requires the following vote for approval: (a) the affirmative vote of the holders of at least two-thirds of the outstanding shares of Common Stock as of the Record Date, and (b) the affirmative vote of the holders of at least two-thirds of the outstanding shares of Common Stock and Preferred Stock, voting together as a single class, as of the Record Date. Proposal Three, the ratification and approval of the 1996 Stock Incentive Plan, and Proposal Four, the ratification and approval of the Company's independent public accountants, require the affirmative vote of a majority of the shares of Common Stock and Preferred Stock, voting together as a single class, represented at the Annual Meeting.

         All costs associated with soliciting proxies will be paid by the Company. In addition to solicitation by mail, directors, officers and regular employees of the Company (who will not be specifically compensated for such
services) may solicit proxies by telephone or otherwise.   The Company will pay
persons holding shares of Common Stock in their names or in the names of nominees, but not owning such shares beneficially, such as brokerage houses, banks, and other fiduciaries, for the expense of forwarding solicitation materials to their principals.





Security Ownership of Certain Beneficial Owners and Management

         The following table sets forth certain information as of the Record Date with respect to the number of shares of Common Stock and Preferred

Stock owned by (i) each person known by the Company to own beneficially more than 5% of the outstanding shares of each of the Common Stock and Preferred Stock, (ii) each director of the Company, (iii) each executive officer named in the Summary Compensation Table, and (iv) all directors and executive officers of the Company as a group:

                                                    Common Stock                    Preferred Stock
                                                    ------------                    ---------------
                                          Number of                             Number of
                                            Shares                               Shares
                                         Beneficially           Percent       Beneficially        Percent
Beneficial Owner                            Owned              of Class           Owned          of Class
----------------                        -------------          --------       ------------       --------

Gordon T. Graves                        1,043,420 (1)              25.8         80,175 (2)           59.7
1604 Crested Butte
Austin, Texas 78746

SCA Promotions, Inc.                      108,497 (3)               2.6         12,563                9.4
8300 Douglas Avenue
Suite 625
Dallas, Texas 75225

Frank T. Nickell                          108,497 (3)(4)            2.6         12,563 (4)            9.4
350 Park Avenue,
21st Floor
New York, New York 10022

Larry D. Montgomery                        81,434 (5)               2.0          1,411                1.1
1920 S. West Union Road
Topeka, Kansas 66615

Gordon Sjodin                              45,233 (6)               1.1          1,272                (7)
5804 E. 104th Street
Tulsa, Oklahoma 74137

Gregory N. Stern                           13,334 (8)               (7)            ---                ---
130 Barton Road
Stow, Massachusetts 01775

All executive officers                  1,255,781 (9)              31.1          83,351              62.1
and directors as a group
(7 persons)

____________________

 (1) Consists of (i) 318,818 shares owned of record by Mr. Graves, (ii) 272,727 shares owned of record by Graves Properties, Ltd., a limited partnership controlled by Mr. Graves, (iii) 51,000 shares owned by Graves Management, Inc., a corporation controlled by Mr. Graves and
          (iv) 400,875 shares issuable upon the conversion of the Preferred Stock. Excludes an aggregate of 90,600 shares as to which Mr. Graves disclaims beneficial ownership, consisting of: (i) 44,100 shares owned of record by Cynthia Graves, Mr. Graves' wife, and (ii) 46,500 shares beneficially owned by the Gordon Graves Grandchildren Trust.

 (2) Consists of (i) 5,175 shares owned of record by Mr. Graves, and (ii) 75,000 shares owned of record by Graves Properties Ltd., a limited partnership controlled by Mr. Graves.

 (3) Consists of (i) 45,682 issuable upon the exercise of currently exercisable warrants, and (ii) 62,815 shares issuable upon the conversion of the Preferred Stock.

 (4) Excludes shares of Common Stock and Preferred Stock beneficially owned by SCA Promotions, Inc., in which Mr. Nickell is a principal shareholder, as to which Mr. Nickell disclaims any beneficial ownership.

 (5) Consists of (i) 30,000 shares owned of record by Mr. Montgomery, (ii) 39,250 shares issuable upon the exercise of currently exercisable stock options, (iii) 5,129 shares issuable upon the exercise of currently exercisable warrants, and (iv) 7,055 shares issuable upon conversion of the Preferred Stock.

 (6) Consists of (i) 11,750 shares owned of record or beneficially by Mr. Sjodin, (ii) 4,623 shares issuable upon the exercise of currently exercisable warrants, (iii) 22,500 shares issuable upon the exercise of currently exercisable stock options, and (iv) 6,360 shares issuable upon conversion of the Preferred Stock.

 (7)      Less than 1%.

 (8) Consists of 13,334 shares issuable upon the exercise of currently exercisable stock options.

 (9) Consists of (i) 684,295 shares owned of record, (ii) 135,918 shares issuable upon the exercise of currently exercisable stock options,
          (iii) 18,813 shares issuable upon the exercise of currently exercisable warrants, and (iv) 416,755 shares issuable upon conversion of Preferred Stock.

                                  PROPOSAL ONE

                             ELECTION OF DIRECTORS


NOMINEES

          As the Bylaws of the Company presently provide that there shall be four directors, a board of four directors is to be elected at the Annual Meeting. The four nominees receiving the highest number of affirmative votes of the shares voting shall be elected as directors. Every shareholder voting for the election of directors may vote the number of shares of Common Stock and Preferred Stock owned by him or her for up to four persons. Unless otherwise instructed, the proxy holders will vote the proxies received by them FOR the Company's four nominees named below. If any nominee of the Company is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee designated by the present Board of Directors to fill the vacancy. Management has no reason to believe that any of the nominees will be unable or unwilling to serve if elected. The term of office of each person elected as a director will continue until the next Annual Meeting of Shareholders or until his successor has been elected and qualified.

          The following table sets forth the nominees, their ages, their principal occupations and the year in which each became a director of the Company. Messrs. Gordon T. Graves, Larry D. Montgomery and Gregory N. Stern were elected to the Board at the Company's Annual Meeting of Shareholders held on August 25, 1995, and have continued to serve since that time. Mr. Sarnoff was elected to the Board at the Company's Annual Meeting of Shareholders held on August 26, 1995, and resigned as a director on July 10, 1996. No family relationship exists between any of the directors or executive officers of the Company.

                                                                                  Director
Name of Nominee          Age               Principal Occupation                     Since
---------------          ---               --------------------                   --------
Gordon T. Graves          60               Chairman of the Board and Chief           1991
                                           Executive Officer of the Company

Larry D. Montgomery       59               President and Chief Operating             1992
                                           Officer of the Company

Gregory N. Stern          52               Independent Management Consultant         1993
                                           to the Littleton Group

Daniel J. Sarnoff         41               Vice President                              --

                            _______________________

          Mr. Graves has been Chairman of the Board and a director of the Company since its inception, and has been Chief Executive Officer since September, 1994. Since December, 1993 and from 1989 to 1990, Mr. Graves has been the President of Graves Management, Inc., a management consultant and investment company. From 1992 through December, 1993, Mr. Graves was President and Chief Executive Officer of Arrowsmith Technologies, Inc., a computer systems company, and from 1991 to 1993, was employed by KDT Industries, Inc., a high-tech manufacturing and services company and affiliate of Arrowsmith, as, successively, Vice President of Corporate Development and President. From 1987 to 1989, Mr. Graves was the Chairman of the Board of Directors of Gamma International Ltd. (currently American Gaming and Entertainment, Ltd.), a company co-founded by him.

          Mr. Montgomery has been President and a director of the Company since November, 1992. Since September, 1994, Mr. Montgomery has been the Company's Chief Operating Officer, having held the position of Chief Executive Officer from November 1992 through September, 1994. From December 1991 until December 1993, Mr. Montgomery was also a private consultant to gaming companies. From 1989 through 1991, Mr. Montgomery was the President of Public Gaming Research Institute, and from 1987 to 1989 was the Executive Director of the Kansas State Lottery.

          Mr. Stern has been a director of the Company since December, 1993. Mr. Stern has worked as an independent management consultant to The Littleton Group, since leaving RKS Associates, a venture capital firm, in 1989, where he served as a general partner.

          Mr. Sarnoff has been Vice President of the Company since February 1, 1997. Mr. Sarnoff served as a director of the Company from September, 1994 until July 10, 1996, and as Vice President of the Company from March, 1995 until July 10, 1996. Mr. Sarnoff also serves as President and Chief Executive Officer of TV Games, Inc., a wholly owned subsidiary of the Company. Since 1993, Mr. Sarnoff has been President and Chief Executive Officer of Pioneer Pictures which develops and packages movies for television. From August, 1989 until May, 1990, Mr. Sarnoff served as President of RKO Express Pictures and from June, 1990 until May, 1993 Mr. Sarnoff was involved with production and marketing for Bonanza Ventures Inc. From 1986-1990 Mr. Sarnoff founded and was Chief Executive Officer of Super TVOLTA, which designs international television lottery programs. Previously, Mr. Sarnoff was responsible for new business development, NBC SPOT Sales, New York, and was a member of the RCA new business task force.

                            _______________________



BOARD MEETINGS AND COMMITTEES

         The Board of Directors of the Company held a total of three (3) meetings during the fiscal year ended September 30, 1996. No director attended fewer than 75% of the total number of meetings of the Board of Directors held during the period for which he was a director. The Board presently has no committees.

         Non-employee directors do not receive compensation for attending meetings or otherwise serving on the Board. Non-employee directors are reimbursed for their expenses incurred in attending meetings of the Board of Directors and are eligible to receive stock options under the 1996 Stock Incentive Plan. (For further information regarding the 1996 Stock Incentive Plan, see Proposal Three,"SUMMARY OF PROPOSED 1996 STOCK INCENTIVE PLAN.") As of September 30, 1996, non-employee directors had received no awards under the 1996 Stock Incentive Plan. Employee directors do not receive additional compensation for attendance of Board Meetings.


INFORMATION REGARDING EXECUTIVE OFFICER COMPENSATION

         The executive officers of the Company, and their respective ages and positions with the Company are as follows:


            Name                     Age            Position
            ----                     ---            --------
Gordon T. Graves                     60             Chairman of the Board, Chief Executive Officer and Director

Larry D. Montgomery                  59             President, Chief Operating Officer and Director

Gordon Sjodin                        56             Executive Vice President

Michael E. Newell                    45             Vice President

Frederick E. Roll                    54             Vice President, Secretary, Treasurer,
                                                    and Chief Financial Officer

                            _______________________




            Summary Compensation Table. The following table sets forth certain information concerning the annual compensation for the Company's Chief Executive Officer and each executive officer earning more than $100,000 for the fiscal year ended September 30, 1996 (the "named executive officers"):

                           Summary Compensation Table

                                                                                              Long Term
                                                                                             Compensation
                                                                                                Awards
                                                                                              Securities
                                  Compensation                         Annual                 Underlying
                                ----------------                      Options/                All Other
Financial Position              Year      Salary                    Warrants(#)(1)         Compensation(2)
------------------              ----     --------                   --------------         ---------------
Gordon T. Graves                1996     $ 65,423                                                    $   485
Chairman of the                 1995       46,364 (3)                                                     --
Board and Chief                 1994       19,121 (3)                                                     --
Executive Officer

Larry D. Montgomery             1996      100,939                          5,000                       3,238
President and Chief             1995      108,000                         13,000                       3,420
Operating Officer               1994      107,311 (4)                                                    623

Gordon Sjodin                   1996      115,669                          4,445                       3,309
Vice President                  1995      108,000                             --                      13,206
                                1994       41,540 (5)                     45,000                         623

____________________

(1) Represents shares of Common Stock underlying options granted pursuant to the Company's 1994 Employee Stock Option Plan and its Salaried Employee Participation Plan (see Proposal Three below), and underlying warrants issued in lieu of compensation in July 1994; does not include shares of Common Stock underlying warrants acquired for investment (See "CERTAIN RELATIONSHIP AND RELATED TRANSACTIONS").

(2) Represents contributions made by the Company on behalf of the named executive officers to the Company's 401(k) plan.

(3) Such amount (except for $1,129) was contributed by Mr. Graves to the Company.

(4) Includes $8,769 represented by a one-year note (subject to extension for three months) issued to Mr. Montgomery in July 1994 which accrued interest at 10% per annum and was subsequently converted into Preferred Stock.

(5)      Mr. Sjodin joined the Company in April, 1994.

                            _______________________

         Option/Warrant Grant Table. The following table sets forth certain information regarding options and warrants granted by the Company during its fiscal year ended September 30, 1996 to the named executive officers (exclusive of warrants acquired for investment which are discussed in "CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS" below).

                   Option/Warrant Grants in Last Fiscal Year
                               Individual Grants

                             Number of     % of Total
                             Securities    Options/
                             Underlying    Warrants
                             Options/      Granted to
                             Warrants      Employees in     Price            Expiration
Name                         Granted (#)   Fiscal Year      Per Share           Date
----                         -----------   -----------      ---------        ---------
Gordon T. Graves                --                  --           --             --

Larry D. Montgomery            5,000               3.1        $4.00            4/1/06

Gordon Sjodin                  4,500               2.8        $4.00            4/1/06

                           -----------------------

     Aggregate Option/Warrant Exercises and Year-End Option Table. The following table sets forth certain information regarding stock options and warrants held as of September 30, 1996 by the named executive officers (exclusive of warrants acquired for investment as discussed in "CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS" below). No named executive officer exercised any stock options or warrants during said period (except for warrants acquired for investment as described in "CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS"):

                    Aggregate Option/Warrants Exercises and
                         Fiscal Year-End Option Values

                                      Number of Unexercised                      Value of Unexercised
                                       Options/Warrants at                       In-The-Money Options/
                                           Year End (#)                         Warrants at Year-End(*)
                                           ------------                         -----------------------
Name                           Exercisable         Unexercisable           Exercisable      Unexercisable
----                           -----------         -------------           -----------      -------------
Gordon T. Graves                    --                   --                   $--                   $--

Larry D. Montgomery               39,250               23,750               165,187               83,563

Gordon Sjodin                     22,500               27,000                73,125               81,000

(*)Calculated on the basis of the fair market value of the underlying securities at year-end, minus the exercise price.

         Stock Plans. For further information regarding the Company's employee stock plans, see Proposal Three, "HISTORY OF COMPANY STOCK PLANS" and "SUMMARY OF PROPOSED 1996 STOCK INCENTIVE PLAN."

EMPLOYMENT CONTRACTS AND SEVERANCE ARRANGEMENTS

     The Company does not have any employment or severance agreements with any officer or director of the Company.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         During 1996, Gordon T. Graves, the Company's Chairman and Chief Executive Officer, exercised warrants to purchase 291,545 shares of Common Stock at $2.00 per share. Such exercise was accomplished by the issuance to the Company of Mr. Graves' promissory note due in five years and bearing interest at 6% per annum. Also during 1996, Mr. Sjodin exercised for cash 2,500 warrants to purchase Common Stock at $1.50 per share.

         In January, 1995, Messrs. Graves (including a limited partnership controlled by Mr. Graves), Montgomery, Sjodin and Newell, along with other non-employee investors that included SCA Promotions, Inc. ("SCA"), exchanged certain outstanding subordinated notes due them by the Company for shares of the Company's Preferred Stock, at the exchange price of $10 principal amount of such notes for each share of Preferred Stock. In connection with such exchange, the Company issued its substitute warrants for other warrants held by such parties. As a result of such exchange, Mr. Graves (and such limited partnership) held 80,175 shares of Preferred Stock and substitute warrants for the purchase of 291,545 shares of Common Stock; Messrs. Montgomery and Sjodin each held 534 shares of Preferred Stock and substitute warrants for the purchase of 1,940 shares of Common Stock; and Mr. Newell held 107 shares of Preferred Stock and substitute warrants for the purchase of 388 shares of Common Stock. All of the substitute warrants have an exercise price of $2.00 per share of Common Stock.

         In August, 1996, Mr. Graves, along with other investors, acquired a 10% interest in AGN Venturer LLC, for $50,000 in cash and the several guarantee (i.e., 10%) of a $336,000 note payable to the Company by AGN Venturer LLC.

         Mr. Nickell is a principal shareholder of SCA which indemnifies the Company against a portion of its prize fulfillment risk. The Company believes that the terms of the Risk Assumption Agreement with SCA are at least as favorable as could have been obtained by the Company with an unaffiliated third party.





                                  PROPOSAL TWO

                             TO AMEND THE COMPANY'S
                     ARTICLES OF INCORPORATION TO INCREASE
                THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

         The Board of Directors has approved a proposal to amend the Company's Articles of Incorporation to increase the number of authorized shares of Common Stock from 10,000,000 to 25,000,000. As of the Record Date, 8,331,978 shares of the Company's Common Stock were either issued and outstanding (4,036,450 shares) or were reserved for issuance pursuant to the 1996 Stock Incentive Plan or upon the exercise of outstanding options, warrants and convertible securities (4,295,528 shares).

         If the proposed amendment is adopted, Article IV (A) of the Amended and Restated Articles of Incorporation will read as follows:

         A. COMMON STOCK. The Corporation shall have the authority to issue 25,000,000 shares of Common Stock with a par value of $.01 per share.

The remainder of Article IV regarding Preferred Stock shall remain unchanged.

         Attached as Appendix A to this Proxy Statement is the full text of the Amended and Restated Articles of Incorporation of the Company. Except for the designated amendment, the Amended and Restated Articles of Incorporation correctly set forth without change the corresponding provisions of the Articles of Incorporation as theretofore amended, and the Amended and Restated Articles of Incorporation together with the designated amendment supersede the original Articles of Incorporation and all amendments thereto. If approved by the shareholders, the proposed amendment and the restatement of the Articles of Incorporation will become effective upon the filing of an amendment to the Company's Articles of Incorporation with the Secretary of State of Texas, which will occur as soon as reasonably practicable.

INCREASE IN AUTHORIZED SHARES OF COMMON STOCK

         The Board of Directors believes that it is in the Company's best interests to increase the number of authorized shares of Common Stock in order to have additional authorized but unissued shares of Common Stock available for issuance to meet business needs as they arise. The Board of Directors believes that the availability of such additional shares will provide the Company with the flexibility to issue Common Stock for possible future financings, stock dividends or distributions, acquisitions, stock option plans or other proper corporate purposes which may be identified in the future by the Board of Directors, without the possible expense and delay of a special shareholders' meeting. The issuance of additional shares of Common Stock may have a dilutive effect on earnings per share and, for persons who do not purchase additional shares to maintain their pro rata interest in the Company, on such shareholders' percentage voting power.

         The authorized shares of Common Stock in excess of those issued will be available for issuance at such times and for such corporate purposes as the Board of Directors may deem advisable, without further action by the Company's shareholders, except as may be required by applicable law or regulation. Upon issuance, such shares will have the same rights as the outstanding shares of Common Stock. Holders of Common Stock have no preemptive rights.

         The Company has no arrangements, agreements, understandings or plans at the present time for the issuance or use of additional shares of Common Stock proposed to be authorized. The Board of Directors does not intend to issue any Common Stock except on terms which the Board deems to be in the best interests of the Company and its then existing shareholders.

         Although the Company has no present intention to issue shares of Common Stock in the future in order to make acquisition of control of the Company more difficult, future issuances of Common Stock could have that effect. For example, the acquisition of shares of the Company's Common Stock by an entity in order to acquire control of the Company might be discouraged through the public or private issuance of additional shares of Common Stock, since such issuance would dilute the stock ownership of the acquiring entity. Common Stock could also be issued to existing shareholders as a dividend or privately placed with purchasers who might side with the Board in opposing a takeover bid, thus discouraging such bid.

REQUIRED VOTE

         The affirmative vote by the holders of at least two-thirds of the outstanding shares of Common Stock as of the Record Date, and the affirmative vote of holders of at least two-thirds of the outstanding shares of Common Stock and Preferred Stock as of the Record Date, voting together as a single class, is required for approval of the proposed amendment.

  THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE PROPOSAL TO AMEND THE COMPANY'S ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK.





                                 PROPOSAL THREE

             APPROVAL AND RATIFICATION OF 1996 STOCK INCENTIVE PLAN

HISTORY OF COMPANY STOCK PLANS

         In November, 1994, the shareholders of the Company approved the Company's 1994 Employee Stock Option Plan (the "1994 Plan") and the 1994 Director Stock Option Plan ("Director Plan"), under which options to purchase an aggregate of 360,000 shares and 60,000 shares, respectively, of Common Stock were reserved for issuance. As of September 30, 1996, options to purchase 285,000 shares and 40,000 shares, respectively, of Common Stock were outstanding under the 1994 Plan and the Director Plan. No options granted under either Plan had been exercised as of such date. As a result of the adoption of the Company's 1996 Stock Incentive Plan (the "1996 Plan"), no further options will be granted under the 1994 Plan or the Director Plan.

         At September 30, 1996, options for an aggregate of 45,000 shares of Common Stock had been granted to Larry D. Montgomery and remained outstanding under the Company's 1993 Salaried Employee Participation Plan. Such Plan has been terminated and no further options will be granted thereunder.

SUMMARY OF PROPOSED 1996 STOCK INCENTIVE PLAN

         In August 1996, the Board of Directors adopted the Company's 1996 Plan. With respect to the authority to grant Incentive Stock Options pursuant to the 1996 Plan, such adoption by the Board of Directors was made subject to the approval of the Company's shareholders. As of the Record Date, the Company has outstanding options granted pursuant to the 1996 Plan to purchase 162,000 shares of Common Stock, of which options to purchase an aggregate of 15,000 shares were granted to all officers and directors of the Company as a group (3 persons) and the balance were granted to thirty-five (35) other employees.

         Because the officers, directors and employees of the Company who may participate, and the amount of any awards made thereto, are determined by the Board of Directors (or other plan Administrator) in its sole discretion, it is not possible to state the names or positions of, or the number of awards that may in the future be granted to, the Company's officers, directors, employees and other eligible participants.

         The essential features of the 1996 Plan are outlined below. A complete copy of the 1996 Plan is attached hereto as Appendix B. Capitalized terms found under this Proposal Three, if not defined herein, are used as defined in the 1996 Plan.

         Purpose. The purpose of the 1996 Plan is to enable the Company to attract and retain highly qualified personnel who will contribute to the Company's success and to provide incentives to the participating officers, employees, directors, consultants and advisors that are linked directly to increases in shareholder value and will therefore inure to the benefit of all shareholders of the Company.

         Administration. The 1996 Plan will be administered by the Board of Directors of the Company or by a committee of the Board designated for such purpose which complies with Rule 16b-3 of the Securities Exchange Act of 1934, as amended (the "Act") (the "Administrator").

         The Administrator of the 1996 Plan has full power to select, from among the Company's officers, employees, directors, consultants and advisors, the individuals to whom awards will be granted, to make any combination of awards to participants and to determine the specific terms of each grant, subject to the provisions of the 1996 Plan. Awards under the 1996 Plan are stock based incentives and may include incentive stock options, non-qualified stock options, stock appreciation rights, restricted stock, performance shares and deferred stock purchases. The interpretation and construction of any provisions of the 1996 Plan by the Administrator is final and conclusive.

         Members of the Board of Directors receive no additional compensation for their services in connection with the administration of the 1996 Plan.

         Eligibility. The 1996 Plan provides that non-qualified stock options and stock rights may be granted to employees, including officers and directors, and consultants and advisors of the Company. Incentive stock options may be granted only to employees, including officers and directors, of the Company or any subsidiary of the Company. There is a $100,000 limit on the total market value of shares subject to all incentive stock options which are granted by the Company to any employee which are exercisable for the first time in any one calendar year. To the extent such total market value exceeds the $100,000 limit, such stock options are treated as non-qualified stock options.

         Reserved Shares. The Company may issue 274,320 shares of Common Stock or Common Stock equivalents pursuant to the 1996 Plan plus an additional number of shares or share equivalents equal to 10% of the number of shares of Common Stock issued by the Company after August 15, 1996 and prior to December 31, 2000 (the "Additional Shares"). As of the Record Date, the Additional Shares equaled 129,325, creating a total of 403,645 shares of Common Stock or Common Stock equivalents issuable under the 1996 Plan as of the Record Date.

         To the extent that (i) a Stock Option expires or is otherwise terminated without being exercised, or (ii) any shares of Common Stock subject to any Restricted Stock, Deferred Stock or Performance Share award granted under the 1996 Plan are forfeited, such shares shall again be available for issuance in connection with future awards under the 1996 Plan.

         In the event of any merger, reorganization, consolidation, recapitalization, stock dividend or other change in corporate structure affecting the Common Stock, a substitution or adjustment shall be made in (i) the aggregate number of shares reserved for issuance under the 1996 Plan, (ii) the kind, number and option price of shares subject to outstanding Stock Options granted under the 1996 Plan, and (iii) the kind, number and purchase price of shares issuable pursuant to awards of Restricted Stock, Deferred Stock and Performance Shares, as may be determined by the Administrator, in its sole discretion. In connection with any event described in this paragraph, the Administrator may provide, in its discretion, for the cancellation of any outstanding awards and payment in cash or other property therefor.

         Stock Options. The 1996 Plan permits the granting of nontransferable Stock Options that either qualify as incentive stock options ("Incentive Stock Options" or "ISOs") under Section 422 of the Internal Revenue Code (the "Code") or do not so qualify ("Non-qualified Stock Options" or "NSOs").

         The term of each Stock Option will be fixed by the Administrator but may not exceed ten years from the date of grant in the case of ISOs, or five years from the date of grant in the case of ISOs granted to the owner of Common Stock possessing more than 10% of the total combined voting power of all classes of stock of the Company. The Administrator will determine the time or times each option may be exercised. Options may be made exercisable in installments, and the exercisability of options may be accelerated by the Administrator.

         The option price per share of Common Stock purchasable under a Stock Option is determined by the Administrator in its sole discretion at the time of the grant, but shall not (i) in the case of ISOs, be less than 100% of fair market value of the Common Stock on such date, (ii) in the case of NSOs, be less than 85% of the Fair Market Value of the Common Stock on such date, and
(iii) in any event, be less than the par value of the Common Stock. In the case of ISOs granted to the owner of Common Stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, the option price may not be less than 110% of the Fair Market Value of a share of Common Stock on the date of grant of such option.

         As determined by the Administrator, in its sole discretion, payment for the purchase of shares upon the exercise of Stock Options may be made in cash or in shares of unrestricted Common Stock already owned by the optionee, or, in the case of the exercise of a NSO, in the form of Restricted Stock or Performance Shares subject to an award under the 1996 Plan (based, in each case, on the Fair Market Value of the Common Stock on the date the option is exercised). In the case of an ISO, the right to make payment in the form of already owned shares may be authorized only at the time of grant.

         The Company may make loans to Stock Option holders in connection with the exercise of outstanding options granted under the 1996 Plan, as the Administrator, in its discretion, may determine. In no event may the principal amount of any such loan exceed the sum of (x) the exercise price less the par value of the shares of Common Stock covered by the option, or portion thereof, exercised by the holder, and (y) any federal, state, and local income tax attributable to such exercise.

         Stock Appreciation Rights and Limited Stock Appreciation Rights. The 1996 Plan also permits the granting of Stock Appreciation Rights and Limited Stock Appreciation Rights ("SARs"). SARs may be granted alone

(a "Free Standing SAR") or in connection with all or any part of a Stock Option (a "Related SAR"). Both Free Standing and Related SARs are nontransferable, except as determined by the Administrator.

         A Related SAR entitles the optionee to exercise the SAR by surrendering to the Company, unexercised, a portion of the related Stock Option. No SARs may be exercised during the first six months of its term, except in the event of death or disability of the optionee prior to the expiration of such six-month period.

         A Related SAR is exercisable only when and to the extent that the related Stock Option is exercisable and expires no later than the date on which the related Stock Option expires. Upon exercise of a Related SAR, the optionee shall receive in exchange from the Company an amount in cash or that number of shares of Common Stock (or in some combination of cash and shares of Common Stock) equal in value to the excess of the Fair Market Value of one share of Common Stock as of the date of exercise, over the option price per share specified in the related Stock Option, multiplied by the number of shares of Common Stock in respect of which the Related SAR is being exercised. The Administrator has the right to determine the form of payment.

         A Free Standing SAR shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Administrator at or after the grant. No Free Standing SAR shall be exercisable more than ten years after the date such right is granted. Upon exercise of a Free Standing SAR, a recipient shall be entitled to receive up to, but not more than, an amount in cash or that number of shares of Common Stock (or any combination of cash or shares of Common Stock) equal in value to the excess of the Fair Market Value of one share of Common Stock as of the date of exercise over the price per share specified in the Free Standing SAR (which price shall be no less than 100% of the Fair Market Value of the Common Stock on the date of grant) multiplied by the number of shares of Common Stock in respect to which the right is being exercised. The Administrator has the right to determine the form of payment.

         Limited SARs may only be exercised within the 30-day period following a "Change of Control" (as defined by the Administrator in the agreement evidencing such Limited SAR) and, with respect to Limited SARs that are also Related SARs, only to the extent that the Stock Options to which they relate shall be exercisable in accordance with the 1996 Plan.

         Restricted Stock, Deferred Stock and Performance Shares. Restricted Stock means an award to receive Common Stock granted subject to certain restrictions. Deferred Stock means an award to receive Common Stock at the end of a specified deferral period. Performance Share means an award of Common Stock that is subject to restrictions based upon the attainment of specified performance objectives.

         The right to receive Restricted Stock, Deferred Stock or Performance Share awards (collectively, "Stock Rights") may be issued either alone or in addition to other awards granted under the 1996 Plan.

The Administrator shall determine the eligible employees, consultants and advisors to whom, and the time or times at which, grants of Stock Rights shall be made; the number of shares to be awarded; the price, if any, to be paid by the recipient of Stock Rights; the restricted period applicable to Restricted Stock or Deferred Stock awards; the performance objectives applicable to Performance Share or Deferred Stock awards; the date or dates on which restrictions applicable to such Restricted Stock or Deferred Stock awards shall lapse during such restricted period, and all other terms and conditions of the Stock Rights.

         In the discretion of the Administrator, loans may be made to participants in connection with the purchase of Stock Rights under substantially the same terms and conditions as with respect to the exercise of Stock Options.

         Amendment and Termination. The Board of Directors may amend, alter or discontinue the 1996 Plan, but no amendment, alteration, or discontinuation shall be made that would impair the rights of a participant in the 1996 Plan under any award theretofore granted without such participant's consent. To the extent necessary to comply with any applicable law or regulation, the Company will obtain shareholder approval of any amendment to the 1996 Plan in such a manner and to such a degree as required.

         Nontransferability of Options and Stock Rights. Awards granted pursuant to the 1996 Plan are nontransferable by the participant, other than by will or by the laws of descent and distribution and may be exercised, during the lifetime of the participant, only by the participant, except as otherwise determined by the Administrator in its sole discretion.

FEDERAL INCOME TAX ASPECTS OF THE 1996 PLAN

         The following is a brief summary of the Federal income tax consequences of transactions under the 1996 Plan. This summary is not intended to be exhaustive and does not discuss the tax consequences of a participant's death or provisions of the income tax laws of any municipality, state or foreign country in which an optionee may reside.

         Incentive Stock Options. An optionee who is granted an ISO will not recognize taxable income either at the time the option is granted or upon its exercise, although the exercise may subject the optionee to the alternative minimum tax. Upon the sale or exchange of the shares more than two years after the grant of the option and one year after exercising the option, any gain or loss will be treated as long-term capital gain or loss. If these holding periods are not satisfied, the optionee will recognize as ordinary income, at the time of sale or exchange, an amount equal to the difference between the exercise price and the lower of (i) the fair market value of the shares at the date of the option exercise, or (ii) the sale price of the shares. A different rule for measuring ordinary income upon such a premature disposition may apply in the case of optionees who are subject to Section 16 of the Act. The Company will be entitled to a deduction in the same amount as the ordinary income recognized by the optionee. Any gain or loss recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income will be characterized as long-term or short-term capital gain or loss, depending on the holding period.

         Non-qualified Stock Options. An optionee will not recognize any taxable income at the time he or she is granted a NSO. However, upon exercise of the NSO, the optionee will recognize taxable income generally measured as the excess of the then Fair Market Value of the shares purchased over the purchase price. Any taxable income recognized in connection with an option exercise by an optionee who is also an employee of the Company will be subject to tax withholding by the Company. Upon resale of such shares by the optionee, any difference between the sales price and the optionee's purchase price, to the extent not recognized as taxable income as described above, will be treated as long- term or short-term capital gain or loss, depending on the holding period.

         The Company will generally be entitled to a tax deduction in the same amount as the ordinary income recognized by the optionee with respect to shares acquired upon exercise of a NSO.

         Stock Appreciation Rights. No income will be realized by an optionee in connection with the grant of a SAR. When the SAR is exercised, the optionee will generally be required to include as taxable ordinary income in the year of exercise, an amount equal to the amount of cash received and the Fair Market Value of any Common Stock received on the exercise. In the case of an optionee who is also an employee, any income realized upon exercise of a SAR will constitute wages for which withholding will be required. The Company will generally be entitled to a tax deduction in the same amount.

         Stock Rights. Awards of Restricted Stock, Deferred Stock and Performance Shares are generally issued to a participant subject to conditions that constitute a "substantial risk of forfeiture" within the meaning of
Section 83 of the Code. As a result, the participant will not recognize ordinary income at the time of grant. Instead, the participant will recognize ordinary income on the dates when the stock ceases to be subject to a "substantial risk of forfeiture" which will generally be when the stock is no longer subject to the Company's right to repurchase upon the purchaser's termination of employment with the Company (i.e., as the Stock Right "vests"). At vesting, the participant will recognize ordinary income measured as the difference between the purchase price (if any) and the Fair Market Value of the stock on the date of vesting. The ordinary income recognized by a participant who is an employee will be treated as wages and will be subject to tax withholding by the Company. Generally, the Company will be entitled to a tax deduction in the amount and at the time the participant recognized ordinary income.

         Payments in Respect to a Change in Control. The 1996 Plan authorizes the acceleration or payment of awards and related shares in the event of a Change in Control as defined in the agreements pertaining to the awards under the 1996 Plan. Such acceleration or payment may cause part or all of the consideration involved to be treated as a "parachute payment" under the Code, which may subject the recipient thereof to a 20% excise tax and which may not be deductible by the Participant's employer.

         Walsh, Manning Securities, L.L.C. Agreement. The Company has agreed with Walsh, Manning Securities, L.L.C., that the Company will not, without the consent of Walsh, Manning, grant options under the 1996 Plan to purchase more than 200,000 shares during the one (1) year period ending July 24, 1997, or more than 100,000 shares during each of the three one (1) year periods thereafter.

VOTE REQUIRED

         The affirmative vote of a majority of the shares of Common Stock and Preferred Stock, voting together as a single class, represented at the Annual Meeting, is required to approve Proposal Two. If such shareholder approval is not obtained, the 1996 Plan shall remain in effect except that there shall be no authority to grant ISOs thereunder.

         THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE APPROVAL OF THE 1996 STOCK INCENTIVE PLAN.





                                 PROPOSAL FOUR

                    APPROVAL AND RATIFICATION OF INDEPENDENT
                               PUBLIC ACCOUNTANTS

         The Board of Directors has selected Coopers & Lybrand L.L.P. as the Company's independent certified public accountants, to audit the books and records of the Company for the current fiscal year, and the Board recommends that the shareholders of the Company ratify such appointment.

         Representatives of Coopers & Lybrand L.L.P. are expected to be available at the Annual Meeting to respond to appropriate questions and will be given the opportunity to make a statement if they desire to do so.

VOTE REQUIRED

         The affirmative vote of a majority of the shares of Common Stock and Preferred Stock represented at the Annual Meeting, voting together as a single class, is required to approve Proposal Four.

         THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" RATIFICATION OF THE APPOINTMENT OF COOPERS & LYBRAND L.L.P. AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS.


             SECTION 16(a)BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         In May, 1996, when the Company's Common Stock first became registered under Section 12(g) of the Act, Larry Montgomery, Michael Newell, Frederick Roll, Daniel Sarnoff and Gordon Sjodin failed to include in their original report on Form 3 certain options granted by the Company to such individuals in April 1996. The number of such options were as follows: Mr. Montgomery (5,000); Mr. Newell (3,000); Mr. Roll (2,500); Mr. Sarnoff (4,000); and Mr.
Sjodin (4,500). Such persons also failed to report such options in a Form 5 which was required to be filed within 45 days after the end of the Company's fiscal year ended September 30, 1996. In addition, Graff Pay-Per-View, Inc. failed to file a report on Form 4 with respect to the month of July, 1996, to report the sale by Graff of 275,000 shares of Common Stock to the Company.


                      DEADLINE FOR RECEIPT OF SHAREHOLDER
                        PROPOSALS -- 1998 ANNUAL MEETING

         Proposals of shareholders of the Company which are intended to be presented by such shareholders at the Company's 1998 Annual Meeting must be received by the Company no later than November 5, 1997. Such proposals must also meet the other requirements of the rules of the Securities and Exchange Commission relating to shareholders' proposals.

                                 OTHER MATTERS

         The Company knows of no other matters to be submitted to the shareholders at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed Proxy to vote the shares they represent as the Board of Directors may recommend, or, in the absence of a recommendation, as such persons deem advisable.




                                  BY ORDER OF THE BOARD OF DIRECTORS



                                  FREDERICK E. ROLL
                                  Vice President, Secretary, Treasurer,
                                  and Chief Financial Officer





Tulsa, Oklahoma
March 5, 1997

APPENDIX A


                              AMENDED AND RESTATED
                           ARTICLES OF INCORPORATION
                                       OF
                             MULTIMEDIA GAMES, INC.


                                  ARTICLE ONE

                                      NAME

         The name of the Corporation is Multimedia Games, Inc.


                                  ARTICLE TWO

                                    DURATION

         The period of its duration is perpetual.


                                 ARTICLE THREE

                                    PURPOSE

         The purposes for which the Corporation is organized are to engage in any activities in which corporations may lawfully engage under the Texas Business Corporation Act.


                                  ARTICLE FOUR

                               AUTHORIZED SHARES

         The aggregate number of shares which the Corporation shall have authority to issue is set forth as follows:

         A. COMMON STOCK. The Corporation shall have the authority to issue 25,000,000 shares of Common Stock with a par value of $0.01 per share.

         B. PREFERRED STOCK. The Corporation shall have the authority to issue 2,000,000 shares of Preferred Stock with a par value of $0.01 per share. The par value, powers, designations, preferences and relative, participating, optional or other special rights, qualifications, limitations or restrictions to the Preferred Stock shall be as follows:

                 1.       (a)     The Preferred Stock may be issued from time
                 to time as shares of one or more series of Preferred Stock, and in the resolution or resolutions providing for issue of shares of each particular series, before issuance, the Board of Directors of the Corporation is expressly authorized to fix:

                                     (i)       the distinctive designation of
                          such series and the number of shares which shall constitute such series, which number may be increased (except where otherwise provided by the Board of Directors in creating such series) or decreased (but not below the number of shares thereof then outstanding) from time to time by like action of the Board of Directors;

                                    (ii)       the rate of dividends payable on
                          such series, whether or not dividends shall be cumulative, the date or date from which dividends shall accrue and, if cumulative, shall be cumulative and the relationships which the dividends shall bear to dividends payable on any other series;

                                   (iii)       whether or not the shares of
                          such series shall be subject to the redemption by the Corporation and, if so, the times, prices and other terms and conditions of such redemption;

                                    (iv)       whether or not shares of such
                          series shall be subject to the operation of a sinking fund or a fund of a similar nature and, if so, the terms thereof;

                                     (v)       the rights of the shares of each
                          series in case of liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, or upon any distribution of its assets;

                                    (vi)       whether or not the shares of
                          such series shall be convertible into or exchangeable for shares of any other series or class of stock of the Corporation and, if so, the terms of conversion or exchange;

                                   (vii)       whether or not the shares of
                          such series shall have voting rights in addition to the voting rights provided by law in paragraph 5 below and, if so, the nature and extent thereof; and

                                  (viii) the consideration to be received by the Corporation for the shares of such series.

                          (b) The shares of the Preferred Stock of any one series shall be identical with each other in all respects except as to the dates from which dividends thereon shall accrue or be cumulative.

                          (c) In case the stated dividends and the amounts, if any, payable on liquidation, dissolution or winding up of the

                 Corporation are not paid in full, the shares of each series of the Preferred Stock, after the payment in full of such dividends and amounts to all series of the Preferred Stock ranking senior to such series and before any payment to any series ranking junior thereto, shall share ratably in the payment of dividends, including accumulations, if any, in accordance with the sums which would be payable on said shares if all dividends were declared and paid in full, and in any distribution of assets other than by way of dividends, in accordance with the sums which would be payable on such distribution if all sums payable were discharged in full.

                          (d) Prior to the issuance of any series of Preferred Stock, a statement, including a copy of the resolution or resolutions (including the designation, description and terms of such series) adopted by the Board of Directors with respect to such series shall be made and filed in accordance with the then applicable requirements, if any, of the laws of the State of Texas, or, if no certificate is then so required, such certificate shall be signed and acknowledged on behalf of the Corporation by its Chairman of the Board, President or a Vice President, and its corporate seal shall be affixed thereto and attested by its Secretary or an Assistant Secretary, and such certificate shall be filed and kept on file at the principal office of the corporation in the State of Texas or at such other place or places as the Board of Directors shall designate.

                 2. The holder of each series of the Preferred Stock shall be entitled to receive, when and as declared by the Board of Directors, but only out of funds of the Corporation legally available for the payment of dividends, dividends in cash at the annual rate of such series provided by the Board of Directors in the Statement made pursuant to subparagraph (d) of paragraph 1 with respect to such series.

                 3. If so provided by the Board of Directors in the Statement made pursuant to subparagraph (d) of paragraph 1, the Corporation, at the option of the Board of Directors (or in accordance with the requirements of any sinking fund for any one or more series of Preferred Stock established by the Board of Directors), may redeem the whole or any part of the Preferred Stock at any time outstanding, or the whole or any part of any series thereof, at such time or times and from time to time and at such redemption price or prices as may be provided by the Board of Directors in such Statement, together in each case with all dividends accrued and accumulated but unpaid (other than noncumulative dividends from past dividend periods), but computed without interest, and otherwise upon the terms and conditions fixed by the Board of Directors for any such redemptions.

                 4. In the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the holders of each series of the Preferred Stock then outstanding shall be entitled to receive, after the payment in full of all amounts to which the holders of all series of the Preferred Stock ranking senior thereto are entitled, out of the assets of the Corporation, before any distribution or payment shall be made to the holders of any series of the Preferred Stock ranking junior to such series upon liquidation, dissolution or winding up of the Corporation or of any junior stock, the amount, if any, for each share provided by the Board of Directors in the Statement made pursuant to subparagraph (d) of paragraph 1, plus, in respect of each such share, all dividends accrued and accumulated but unpaid (other than noncumulative dividends from past-dividend periods), but computed without interest. If payment shall have been made in full to the holders of each series of the Preferred Stock, the remaining assets of the Corporation shall be distributed among the holders of the junior stock, according to their respective rights and preferences and pro rata in accordance with their respective holdings.

                 5. On all matters with respect to which holders of the Preferred Stock or of certain series thereof are entitled to vote as a single class, each holder of Preferred Stock afforded such class voting right shall be entitled to one vote for each share held.

                 6. For purposes of this Article Four, the term "junior stock" shall mean the Common Stock and any other class of stock of the Corporation hereafter authorized which shall rank junior to all series of Preferred Stock as to all dividends or preference on dissolution, liquidation or winding up of the Corporation.

         C.      SERIES A PREFERRED STOCK.

                1. Designation and Amount. An aggregate of 2,000,000 shares of Preferred Stock, $.01 par value, of the Corporation are hereby constituted as a series designated as "Series A Preferred Stock" (the "Series A Preferred Stock"). Such number of shares may be increased or decreased by resolution of the Board of Directors, provided, that no decrease shall reduce the number of shares of Series A Preferred Stock to a number less than the number of shares then outstanding plus the number of shares reserved for issuance upon the exercise of outstanding options, rights or warrants or upon the conversion of any outstanding securities issued by the Corporation convertible into Series A Preferred Stock.

                 2.       Dividends.

                          (a) The holders of shares of Series A Preferred Stock, in preference to the holders of Common Stock (as hereinafter defined) and of any other junior stock (as hereinafter defined), shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available for that purpose, quarterly dividends payable in cash on the first day of January, April, July and October in each year (each such data being referred to herein as a "Quarterly Dividend Payment Date"), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Series A Preferred Stock, in an amount per share equal to $.275 (rounded to the nearest cent).

                          (b) Dividends shall begin to accrue and be cumulative, whether or not earned or declared, on outstanding shares of Series A Preferred Stock from and after the date of issue of such shares, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series A Preferred Stock entitled to receive a Quarterly Dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series A Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix a record date for the determination of holders of shares of Series A Preferred Stock entitled to receive payment of a dividend declared, which record date shall not be more than 60 days prior to the date fixed for the payment thereof.

                 3. Voting Rights. The holders of shares of Series A Preferred Stock shall have the following voting rights:

                          (a) Subject to the provisions for adjustment hereinafter set forth, each share of Series A Preferred Stock shall entitle the holder thereof to one vote on all matters submitted to a vote of the shareholders of the Corporation.
                 In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or affect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the number of votes per share to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event shall be adjusted by multiplying such number by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

                          (b) Except as otherwise provided herein, in any other Statement of Resolution creating a series of Preferred Stock or any similar stock, or by law, the holders of shares of Series A Preferred Stock and the holders of shares of Common Stock and any other capital stock of the Corporation having general voting rights shall vote together as one class on all matters submitted to a vote of stockholders of the Corporation.

                          (c) If at any time quarterly dividends payable on the Series A Preferred Stock as provided in Paragraph 2 hereof are in arrears for two consecutive quarterly periods, thereafter and until all accrued and unpaid dividends, whether or not earned or declared, on shares of Series A Preferred Stock outstanding shall be paid in full, the holders of record of the Series A Preferred Stock, voting separately as a class, shall immediately have the right (subject to compliance with all applicable law, without limitation including any applicable provisions of the Securities Exchange Act of 1934) to elect a majority of the Board of Directors of the Corporation, and the holders of the Common Stock and any other class of stock of the Corporation shall not be entitled to vote in the election of such directors so to be elected by holders of record of the Series A Preferred Stock. Upon the vesting of the aforesaid voting rights in the Series A Preferred Stock, the number of directors constituting the Board of Directors shall, without the necessity of any further action by any party or any amendment of the Bylaws of the Corporation, be automatically increased by such number as shall permit the election of the majority of the Board of Directors by the holders of record of the Series A Preferred Stock. Whenever the holders of record of the Series A Preferred Stock shall have the right to elect directors as provided hereinabove, a meeting of the holders of record of the Series A Preferred Stock for the election of such directors shall be held on the earliest practicable date at the principal office of the Corporation. If not called pursuant to the Bylaws of the Corporation, such meeting shall be immediately called by the Secretary of the Corporation upon the written request of the holders of record of at least 100 outstanding shares of the Series A Preferred Stock. At such time as the right of the holders of record of the Series A Preferred Stock to elect such directors shall terminate, the respective terms of office of any directors in office shall immediately terminate, and the number of directors constituting the Board of Directors shall, without the necessity of any further action by any party or any amendment of the Bylaws of the Corporation, be automatically decreased by the number added as aforesaid so as to permit exercise by the holders of record of the Series A Preferred Stock of their rights as aforesaid.

                 4.       Conversion.

                          (a) Right to Convert. Subject to and upon compliance with the provisions hereof, each holder of record of shares of Series A Preferred Stock shall have the right, at such holder's option, at any time or from time to time subsequent to two years after the issuance, respectively, of the shares held by such holder (except that upon any liquidation of the Corporation the right of conversion shall terminate at the close of business on the last full business day next preceding the date fixed for payment of the amount distributable on the Series A Preferred Stock), to convert any such shares into such number of shares of Common Stock as is obtained by multiplying the number of shares of Series A Preferred Stock so to be converted by $10.00 and dividing the result by the applicable Conversion Price (as hereinafter defined).

                          (b)     Exercise.  In order to exercise the
                 conversion privilege, the holder of Series A Preferred Stock shall surrender a certificate or certificates for the shares so to be converted to the Corporation at the principal executive offices of the Corporation at 1920 S. West Union Road, Topeka, Kansas 66614 (or such other office or agency of the Corporation as the Corporation may designate by notice in writing to the holders of record of Series A Preferred Stock), accompanied by written notice to the Corporation that the holder elects to convert a stated number of shares of Series A Preferred Stock into Common Stock. Such notice shall also state the name or names (with address or addresses) in which the certificate or certificates for shares of Common Stock which shall be issuable on such conversion shall be issued, in each case subject to the provisions of applicable law. As soon as practicable after the receipt of such notice and the surrender of the certificate or certificates for the shares of Series A Preferred Stock to be converted, the Corporation shall issue and shall deliver at said offices to the holder a certificate or certificates for the number of full shares of Common Stock issuable upon the conversion of such share or shares of Series A Preferred Stock, and provision shall be made for any fraction of a share as provided in Subparagraph
                 (c) hereof. Such conversion shall be deemed to have been effected immediately prior to the close of business on the date on which such notice shall have been received by the Corporation and conversion shall be at the Conversion Price in effect at such time, and at such time the rights of the holder of such share or shares of Series A Preferred Stock shall cease and the person or persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such conversion shall be deemed to have become the holder or holders of record of the shares of Common Stock represented thereby.

                          (c) Adjustment for Fractional Shares; Dividends; Partial Conversions. No fractional shares of Common Stock or scrip shall be issued upon conversion of Series A Preferred Stock, and no payment or adjustment shall be made upon any conversion on account of any cash dividends on the Common Stock issued upon such conversion. In case the number of shares of Series A Preferred Stock represented by the certificate or certificates surrendered pursuant to Subparagraph (b) exceeds the number of shares converted, the Corporation shall, upon such conversion, execute and deliver to the holder thereof, at the expense of the Corporation, a new certificate or certificates for the number of shares of Series A Preferred Stock represented by the certificate or certificates surrendered which are not to be converted. Instead of any fractional shares of Common Stock which would otherwise be issuable upon conversion, the Corporation shall pay a cash adjustment in respect of such fractional share of Common Stock in an amount equal to the same fraction of the then current fair value of a share of Common Stock, as determined in good faith by the Board of Directors of the Corporation.

                          (d) Conversion Price. The Conversion Price per share of Common Stock shall be $2.00, subject to adjustment as herein provided.

                          (e) Adjustment for Dividends. In case the Corporation shall declare a dividend upon the shares of Common Stock payable otherwise than out of earned surplus or otherwise than in shares of Common Stock or convertible securities of the Corporation, the Conversion Price in effect immediately prior to the declaration of such dividend shall be reduced by an amount equal, in the case of a dividend in cash, to the amount thereof payable per share of Common Stock or, in the case of any other dividend, to the fair value thereof per share of Common Stock as determined in good faith by the Board of Directors of the Corporation. For the purposes of the foregoing, a dividend other than in cash shall be considered payable out of earned surplus only to the extent that such earned surplus is charged an amount equal to the fair value of such dividend as determined in good faith by the Board of Directors of the Corporation. Such reductions shall take effect as of the date on which a record is taken for the purpose of such dividend, or, if a record is not taken, the date as of which the holders of shares of Common Stock of record entitled to such dividend are to be determined.

                          (f)     Subdivisions and Combinations; Stock
                 Dividends. In case the Corporation shall at any time subdivide its outstanding shares of Common Stock into a greater number of shares of Common Stock, the Conversion Price in effect immediately prior to such subdivision shall be proportionately reduced, and conversely, in case the outstanding shares of Common Stock of the Corporation shall be combined into a smaller number of shares of Common Stock, the Conversion Price in effect immediately prior to such combination shall be proportionately increased. In case the Corporation shall declare a dividend or make any other distribution upon any stock of the Corporation payable in Common Stock, rights to subscribe for or to purchase, or any options for the purchase of, Common Stock or any stock or securities convertible into or exchangeable for Common Stock, any Common Stock, rights to subscribe for or to purchase, or any options for the purchase of, Common Stock or any stock or securities convertible into or exchangeable for Common Stock, as the case may be, issuable in payment of such dividend or distribution shall be deemed to have been issued in a subdivision of outstanding shares as provided in this Subparagraph (f).

                          (g) Issuance of Rights or Warrants; Evidences of Indebtedness or Assets.

                                    (i)        In case the Corporation shall
                          hereafter issue rights or warrants to holders of its outstanding Common Stock generally entitling them to subscribe for or purchase Common Stock at a price per share less than the current market price per share (as determined pursuant to Subparagraph (iii) of this Paragraph (g)) of the Common Stock on the effective date of the adjustment under this paragraph mentioned below, the Conversion Price shall be adjusted to equal the price determined by multiplying the Conversion Price then in effect by a fraction the numerator of which shall be the number of shares of Common Stock outstanding on the date of issuance of such rights or warrants plus the number of shares which the aggregate offering price of the total number of shares so offered would purchase at such current market price, and the denominator of which shall be the number of shares of Common Stock outstanding on the date of issuance of such rights or warrants plus the number of additional shares of Common Stock offered for subscription or purchase. Such adjustment shall take effect as of the date on which a record is taken for the purpose of such issuance, or, if a record is not taken, the date as of which the holders of shares of Common Stock of record entitled to receive such rights or warrants are to be determined.

                                   (ii)        In case the Corporation shall
                          hereafter distribute to holders of its outstanding Common Stock generally evidences of its indebtedness or assets (excluding any cash dividend paid from retained earnings of the Corporation and dividends or distributions payable in stock for such adjustment is made pursuant to Subparagraph (e) or rights or warrants to subscribe to securities of the Corporation (excluding those referred to in clause
                          (i) of this Subparagraph (g), then in each such case the Conversion Price shall be adjusted to equal the price determined by multiplying the Conversion Price then in effect by a fraction the numerator of which shall be the current market price per share (determined as provided in clause (iii) of this Subparagraph (g)) of the Common Stock on the effective date of the adjustment under this clause mentioned below less the then fair market value (as determined in good faith by the Board of Directors of the Corporation) of the portion of the evidences of indebtedness or assets so distributed to the holder of one share of Common Stock or of such subscription rights or warrants applicable to one share of Common Stock, and the denominator of which shall be such current market price per share of Common Stock. Such adjustment shall take effect as of the date on which a record is taken for the purpose of such distribution, or, if a record is not taken, the date as of which the holders of shares of Common Stock of record entitled to receive such distribution are to be determined.

                                  (iii)        For the purposes of any
                          computation under clauses (i) and (ii) of this Subparagraph (g), the current market price per share of Common Stock on any date shall be deemed to be the average of the daily market prices for the 30 consecutive business days commencing 45 business days before the day in question. The market price for each day shall be: (1) if the Common Stock is listed or admitted to the trading on a national securities exchange, the closing price on the NYSE-Consolidated Tape (or any successor composite tape reporting transactions on national securities exchanges) or, if such a composite tape shall not be in use or shall not report transactions in the Common Stock, the last reported sales price regular way on the principal national securities exchange on which the Common Stock is listed or admitted to trading (which shall be the national securities exchange on which the greatest number of shares of Common Stock have been traded during such 30 consecutive trading days), or, if there is no transaction on any such day in any such situation, the mean of the bid and asked prices on such day, or (2) if the Common Stock is not listed or admitted to trading on any such exchange, the last sales price, if reported, or, if the last sales price is not reported, the average of the closing bid and asked prices as reported by the National Association of Securities Dealers Automated Quotations System or a similar source selected from time to time by the Corporation for the purpose, or (3) if the Common Stock is not quoted by any such organization, the fair value of the Common Stock on such date as determined in good faith by the Board of Directors of the Corporation.

                          (h)     Consolidation Merger, Sale of Assets
                 Reorganization or Reclassification. If any consolidation or merger of the Corporation with or into another corporation, or the sale or all or substantially all of its assets to another corporation shall be effected, or in case of any capital reorganization or reclassification of the capital stock of the Corporation, then, as a condition of such consolidation, merger or sale, reorganization or reclassification, lawful and adequate provision shall be made whereby the holders of record of the Series A Preferred Stock shall thereafter have the right to receive upon the basis and upon the terms and conditions specified herein and in lieu of the shares of Common Stock of the Corporation immediately theretofore receivable upon the conversion of Series A Preferred Stock, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of Common Stock equal to the number or shares of Common Stock immediately theretofore so receivable by such holder had such consolidation, merger, sale, reorganization or reclassification not taken place, and in any such case appropriate provision shall be made with respect to the rights and interest of such holder to the end that the provisions hereof (including without limitation provisions for adjustment of the Conversion Price) shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise of such conversion rights.

                          (i) Notice of Adjustment of Conversion Price. Upon any adjustment of the Conversion Price, then and in each such case the Corporation shall give written notice thereof, by first class mail, postage prepaid, to each holder of record of Series A Preferred Stock, which notice shall state the Conversion Price resulting from such adjustment, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

                          (j) Notice of Certain Actions. In case at any time:

                                    (i)        the Corporation shall declare to
                          the holders of its shares of Common Stock any cash dividend at a rate in excess of the rate of the last cash dividend theretofore paid;

                                   (ii)        the Corporation shall declare
                          any dividend upon its shares of Common Stock payable in stock or make any special dividend or other distribution (other than a cash dividend to the holders of its shares of Common Stock);

                                  (iii)        the Corporation shall offer for
                          subscription pro rata to the holders of its shares of Common Stock any additional shares of stock of any class or other rights;

                                   (iv)        there shall be any capital
                          reorganization or reclassification of the capital stock of the Corporation, or consolidation or merger of the Corporation with, or sale of all or substantially all its assets to, another corporation; or

                                    (v)        there shall be a voluntary or
                          involuntary dissolution, liquidation or winding-up of the Corporation;

                          then, in any one or more of said cases, the Corporation shall give written notice, by first class mail, postage prepaid, to each holder of record of Series A Preferred Stock, of the date on which (A) the books of the Corporation shall close or a record shall be taken for such dividend, distribution or subscription rights, or (B) such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up shall take place, as the case may be. Such notice shall also specify the date as of which the holders of shares of Common Stock of record shall participate in such dividend, distribution or subscription rights or shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation, or winding-up, as the case may be. Such written notice shall be given at least 30 days prior to the action in question and not less than 30 days prior to the record date or the date on which the Corporation's transfer books are closed in respect thereto.

                          (k) Reservation of Shares. The Corporation shall at all times reserve and keep available out of its authorized shares of Common Stock or its treasury shares, solely for the purpose of issue upon the conversion of shares of Series A Preferred Stock, such number of shares of Common Stock as shall then be issuable upon the conversion of all outstanding shares of Series A Preferred Stock. The Corporation shall not take any action which results in any adjustment of the Conversion Price if the total number of shares of Common Stock issued and issuable after such action upon conversion of the Series A Preferred Stock would exceed the total number of shares of Common Stock then authorized by the Articles of Incorporation of the Corporation.

                          (l) Taxes. The issuance of certificates of shares of Common Stock upon the conversions of Series A Preferred Stock shall be made without charge to the holders thereof for any issuance tax in respect thereto; provided, however, that the Corporation shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the holders of record of Series A Preferred Stock, respectively.

                          (m) Closing of Books. The Corporation will at no time close its transfer books against the transfer of any shares of Common Stock issued or issuable upon the conversion of any shares of Series A Preferred Stock in any manner which interferes with the timely conversion of Series A Preferred Stock.

                          (n) Miscellaneous. Notwithstanding any other provision of this Paragraph 4, conversion of the Series A Preferred Stock shall be subject to the requirement that if at any time the Board of Directors shall determine that the registration, listing or qualification of the shares of Common Stock covered thereby upon any securities exchange or under any federal or state law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the acquisition of shares of Common Stock upon conversion, no such conversion may be effected unless and until such registration, listing, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Board of Directors. The Company may require that any person converting Series A Preferred Stock shall make such representations and agreements and furnish such information as it deems appropriate to assure compliance with the foregoing or any other applicable legal requirement.

                 5. Certain Restrictions. Whenever quarterly dividends payable on the Series A Preferred Stock as provided in Paragraph 2 hereof are in arrears for two consecutive quarterly periods, thereafter and until all accrued and unpaid dividends, whether or not earned or declared, on shares of Series A Preferred Stock outstanding shall have been paid in full, the Corporation shall not:

                          (a) declare or pay dividends on any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock;

                          (b) declare or pay dividends on any shares ranking pari passu (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred Stock, except dividends paid ratably on the Series A Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

                          (c) redeem or purchase or otherwise acquire for consideration shares of any stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock, provided that the Corporation may at any time, redeem, purchase or otherwise acquire shares of any such junior stock in exchange for shares of any stock of this Corporation ranking junior (either as to dividends or upon dissolution, liquidation or winding up) to the Series A Preferred Stock; and

                          (d) redeem or purchase or otherwise acquire for consideration shares of Series A Preferred Stock, or any shares of stock ranking pari passu with the Series A Preferred Stock except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of such shares upon such terms as the Board of Directors, after consideration of the respective annual dividend rate and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

                 6. Reacquired Shares. Any shares of the Series A Preferred Stock purchased or otherwise acquired by this Corporation in any manner whatsoever shall be retired and canceled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued as shares of Preferred Stock and may be reissued as Series A Preferred Stock or as part of a new series of Preferred Stock subject to the conditions and restrictions of issuance set forth herein, in the Articles of Incorporation or as otherwise required by law.

                 7.       Liquidation, Dissolution or Winding Up.

                          (a) Upon any liquidation, dissolution or winding up of this Corporation, no distribution shall be made to the holders of shares of stock ranking junior (either as to dividends, or upon liquidation, dissolution or winding up) to the Series A Preferred Stock unless prior thereto, the holders of shares of Series A Preferred Stock shall have received $10 per share, plus an amount equal to accrued and unpaid dividends thereon, whether or not declared or earned, to the date of such payment. After such payments to holders of Series A Preferred Stock, the holders thereof, as such, shall not have any right to participate in any further distribution of or payment out of the assets of the Corporation.

                          (b)     If upon any voluntary or involuntary
                 liquidation, dissolution or winding up of the Corporation, the assets available for distribution to holders of shares of Series A Preferred Stock shall be insufficient to pay such holders the full preferential amount to which they are entitled, then such assets shall be distributed ratably among the shares of Series A Preferred Stock in accordance with the respective preferential amounts, including unpaid cumulative dividends, if any, payable with respect thereto.

                 8.       Optional Redemption.  Each share of Series A
         Preferred Stock shall, out of funds legally available for that purpose, be subject to redemption, at the election of the Corporation, on any date (the "Redemption Date") subsequent to issuance, at a redemption price of $10, plus an amount equal to all accrued and unpaid dividends on such share, whether or not declared or earned, to the Redemption Date. Notice of each redemption shall be mailed at least 30 days prior to the Redemption Date with respect thereto, shall state that the Series A Preferred Stock, or part thereof, shall be redeemed, and the date, place and purchase price of such redemption, upon surrender of the certificates representing shares of Series A Preferred Stock, and shall be given to the holders of record of the shares of Series A Preferred Stock to be redeemed, by first class mail, postage prepaid, at such holder's address of record. In the event that the Corporation at any particular time proposes to redeem fewer than all of the then outstanding shares of Series A Preferred Stock, the shares of Series A Preferred Stock to be redeemed shall be selected to such manner that the number of shares of Series A
         Preferred Stock (to the nearest full share) to be redeemed from each holder of record of Series A Preferred Stock shall bear the same proportional relationship to all shares of Series A Preferred Stock held by such holder is the aggregate number of shares to be redeemed bears to all the shares of Series A Preferred Stock then outstanding. On the Redemption Date, all dividends on the shares to be redeemed shall cease to accrue, all rights with respect to such shares so to be redeemed shall forthwith on such date cease and determine (except only the right of the holder to receive the redemption price therefor, but without any interest) and such shares so called for redemption shall no longer be deemed outstanding. On or before each Redemption Date, the respective holders of record of shares to be redeemed shall deliver to the Corporation the certificates for the shares to be redeemed.

                 9.       Junior Stock; Common Stock.  For purposes hereof:
         (a) the term "junior stock" shall mean the Common Stock and any other class of stock of the Corporation hereinafter authorized which shall rank junior to the Series A Preferred Stock as to all dividends or preference on dissolution, liquidation or winding up of the Corporation; and (b) the term "Common Stock" shall mean shares of the common stock, $.01 par value, of the Corporation and shall also include shares of any capital stock of any class of the Corporation hereinafter authorized which shall not be limited to a fixed sum or percentage or par value in respect of the rights of the holders thereof to participate in dividends and in the distribution of assets upon the voluntary liquidation, dissolution or winding up of the Corporation; provided, however, that the shares of Common Stock receivable upon conversion, of shares of Series A Preferred Stock shall include only shares of Common Stock, as constituted on January 11, 1995 (including any stock into which it may be changed, reclassified or converted).

                 10.      No Pre-Emption Amendment.   No right to subscribe for
         or to take any stock of any class or any securities convertible to any stock, at any time issued by the Corporation shall vest in or accrue to any holder of shares of Series A Preferred Stock with respect to any shares which he holds. The Articles of Incorporation of this Corporation shall not be amended in any manner which would materially alter or change the powers, preferences or special rights of the Series A Preferred Stock so as to affect them adversely without the affirmative vote of the holders of at least two-thirds of the outstanding shares of Series A Preferred Stock, voting together as a single series. Furthermore, whenever the Series A Preferred Stock shall have elected the Board of Directors of the Corporation in accordance with the provisions of Subparagraph (c) of Paragraph 3 hereof, and until such right shall terminate, the Articles of Incorporation of this Corporation shall not be amended in any manner which would materially alter or change the powers, preferences or special rights of the Series A Preferred Stock so as to affect them favorably without the affirmative vote of the holders of at least two-thirds of the outstanding shares of Common Stock, voting together as a single series.


                                  ARTICLE FIVE

                            COMMENCEMENT OF BUSINESS

         The Corporation will not commence business until it has received for the issuance of its shares consideration of the value of One Thousand Dollars ($1,000), consisting of money, labor done or property actually received.

                                  ARTICLE SIX

                    PREEMPTIVE RIGHTS AND CUMULATIVE VOTING

         No shareholder or other person shall have any preemptive right whatsoever. Cumulative voting shall not be permitted.


                                 ARTICLE SEVEN

                               AGENT FOR PROCESS

         The street address of the Corporation's initial registered office is 1301 West 25th Street, Suite 300, Austin, Texas, and the name of its initial registered agent at such address is Gordon Graves.


                                 ARTICLE EIGHT

                                   DIRECTORS

         The number of directors constituting the Corporation's initial board of directors is two (2), and the names and addresses of the persons who are to serve as directors until the first meeting of the shareholders or until their successors are elected and have qualified are:

                 NAME                                       ADDRESS
                 ----                                       -------

         Gordon Graves                                      1301 West 25th Street
                                                            Suite 300
                                                            Austin, Texas 78705

         Don Wilson                                         2250 Ridgepoint, #503
                                                            Austin, Texas 78754



                                  ARTICLE NINE

                    ACTION OF SHAREHOLDERS WITHOUT A MEETING

         Any action required by the Texas Business Corporation Act to be taken at any annual or special meeting of shareholders, or any action which may be taken at any annual or special meeting of shareholders, may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall have been signed by the holder or holders of shares having not less than the minimum number of votes that would be necessary to take such action at a meeting at which the holders of all shares entitled to vote on the action were present and voted.

                                  ARTICLE TEN

                     EXEMPTION OF DIRECTORS FROM LIABILITY

         A director of the Corporation shall not be liable to the Corporation or its shareholders for monetary damages for an act or omission in the director's capacity as a director, except to the extent that any applicable law may prevent such director from being relieved of such personal liability. Any repeal or modification of this Article shall be prospective only and shall not adversely affect any limitation of the personal liability of a director of the Corporation existing at the time of such repeal or modification.

                                 ARTICLE ELEVEN

                                 INCORPORATORS

         The name and address of the incorporator of the Corporation is:

         NAME                                      ADDRESS
         ----                                      -------
         Gordon Graves                             1301 West 25th Street
                                                   Suite 300
                                                   Austin, Texas 78705


APPENDIX B


                             MULTIMEDIA GAMES, INC.

                           1996 STOCK INCENTIVE PLAN

SECTION 1.  GENERAL PURPOSE OF PLAN; DEFINITIONS.

         The name of this plan is the Multimedia Games, Inc. 1996 Stock Incentive Plan (the "Plan"). The Plan was adopted by the Board in August, 1996. The purpose of the Plan is to enable the Company to attract and retain highly qualified personnel who will contribute to the Company's success by their ability, ingenuity and industry and to provide incentives to the participating officers, employees, directors, consultants and advisors that are linked directly to increases in stockholder value and will therefore inure to the benefit of all stockholders of the Company.

         For purposes of the Plan, the following terms shall be defined as set forth below:

         (1) "Administrator" means the Board, or if the Board does not administer the Plan, the Committee in accordance with Section 2.

         (2)     "Board" means the Board of Directors of the Company.

         (3) "Code" means the Internal Revenue Code of 1986, as amended from time to time, or any successor thereto.

         (4) "Committee" means the Committee of the Board designated from time to time by the Board to be the Administrator and that is comprised entirely of persons qualifying as "nonemployee directors" in accordance with Rule 16b-3(b)(3) as promulgated by the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934 (the "Act") to be effective as of August 15, 1996, and as such Rule may be amended from time to time, or any successor definition adopted by the Commission. If at any time the Board shall not administer the Plan, then the functions of the Board specified in the Plan shall be exercised by the Committee.

         (5) "Company" means Multimedia Games, Inc., a Delaware corporation (or any successor corporation).

         (6) "Deferred Stock" means an award made pursuant to Section 7 below of the right to receive Stock at the end of a specified deferral period.

         (7) "Disability" means the inability of a Participant to perform substantially his duties and responsibilities to the Company by reason of a physical or mental disability or infirmity (i) for a continuous period of six months, or (ii) at such earlier time as the Participant submits medical evidence satisfactory to the Company that he has a physical or mental disability or infirmity which will likely prevent him from returning to the performance of his work duties for six months or longer. The date of such Disability shall be on the last day of such six-month period or the day on which the Participant submits such satisfactory medical evidence, as the case may be.

         (8)     "Effective Date" shall mean the date provided pursuant to
Section 11.

         (9) "Eligible Employee" means an employee of the Company eligible to participate in the Plan pursuant to Section 4.

         (10) "Fair Market Value" means, as of any given date, with respect to any awards granted hereunder, at the discretion of the Administrator and subject to such limitations as the Administrator may impose, (A) if the Stock is publicly traded, the closing sale price of the Stock on such date as reported in the Wall Street Journal, or the average of the closing price of the Stock on each day on which the Stock was traded over a period of up to twenty trading days immediately prior to such date, (B) the fair market value of the Stock as determined in accordance with a method prescribed in the agreement evidencing any award hereunder, or (C) the fair market value of the Stock as otherwise determined by the Administrator in the good faith exercise of its discretion.

         (11) "Incentive Stock Option" means any Stock Option intended to be designated as an "incentive stock option" within the meaning of Section 422 of the Code.

         (12) "Limited Stock Appreciation Right" means a Stock Appreciation Right that can be exercised only in the event of a "Change of Control" (as defined in the award evidencing such Limited Stock Appreciation Right).

         (13) "Non-Qualified Stock Option" means any Stock Option that is not an Incentive Stock Option, including any Stock Option that provides (as of the time such option is granted) that it will not be treated as an Incentive Stock Option.

         (14) "Parent Corporation" means any corporation (other the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations in the chain (other than the Company) owns stock possessing 50% or more of the combined voting power of all classes of stock in one of the other corporations in the chain.

         (15) "Participant" means any Eligible Employee, consultant or advisor to the Company selected by the Administrator, pursuant to the Administrator's authority in Section 2 below, to receive grants of Stock Options, Stock Appreciation Right, Limited Stock Appreciation Rights, Restricted Stock awards, Deferred Stock awards, Performance Shares or any combination of the foregoing.

         (16) "Performance Share" means an award of shares of Stock pursuant to Section 7 that is subject to restrictions based upon the attainment of specified performance objectives.

         (17) "Restricted Stock" means an award granted pursuant to Section 7 of shares of Stock subject to certain restrictions.

         (18) "Stock" means the Common Stock, $0.01 par value, of the Company.

         (19) "Stock Appreciation Right" means the right pursuant to an award granted under Section 6 to receive an amount equal to the difference between (A) the Fair Market Value, as of the date such Stock Appreciation Right or portion thereof is surrendered, of the shares of Stock covered by such right or such portion thereof, and (B) the aggregate exercise price of such right or such portion thereof.

         (20) "Stock Option" means any option to purchase shares of Stock granted pursuant to Section 5.

         (21) "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations (other than the last corporation) in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

SECTION 2.  ADMINISTRATION.

         The Plan shall be administered in accordance with the requirements of Rule 16b-3 of the Act (but only to the extent necessary to maintain qualification of the Plan under Rule 16b-3 of the Act) by the Board or by the Committee which shall be appointed by the Board and which shall serve at the pleasure of the Board.

         The Administrator shall have the power and authority to grant to Eligible Employees, consultants and advisors to the Company, pursuant to the terms of the Plan: (a) Stock Options, (b) Stock-Appreciation Rights or Limited Stock Appreciation Rights, (c) Restricted Stock, (d) Performance Shares, (e) Deferred Stock or (f) any combination of the foregoing.

         In particular, the Administrator shall have the authority:

                 (a) to select those employees of the Company who shall be Eligible Employees;

                 (b) to determine whether and to what extent Stock Options, Stock Appreciation Rights, Limited Stock Appreciation Rights, Restricted Stock, Deferred Stock, Performance Shares or a combination of the foregoing, are to be granted hereunder to Eligible Employees, consultants and advisors to the Company;

                 (c) to determine the number of shares to be covered by each such award granted hereunder;

                 (d) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder (including, but not limited to, (x) the restrictions applicable to Restricted or Deferred Stock awards and the conditions under which restrictions applicable to such Restricted or Deferred Stock shall lapse, and (y) the performance goals and periods applicable to the award of Performance Shares); and

                 (e) to determine the terms and conditions, not inconsistent with the terms of the Plan, which shall govern all written instruments evidencing the Stock Options, Stock Appreciation Rights, Limited Stock Appreciation Rights, Restricted Stock, Deferred Stock, Performance Shares or any combination of the foregoing.

         The Administrator shall have the authority, in its discretion, to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall from time to time deem advisable; to interpret the terms and provisions of the Plan and any award issued under the Plan (and any agreements relating thereto); and to otherwise supervise the administration of the Plan.

         All decisions made by the Administrator pursuant to the provisions of the Plan shall be final and binding on all persons, including the Company and the Participants.

SECTION 3.  STOCK SUBJECT TO PLAN.

         The total number of shares of Stock reserved and available for issuance under the Plan shall be the sum of (i) 275,000, plus (ii) ten percent (10%) of the number of shares of Stock issued after September 1, 1996, and on or prior to December 31, 2000. Such shares may consist, in whole or in part, of authorized and unissued shares or treasury shares.

         To the extent that (i) a Stock Option expires or is otherwise terminated without being exercised, or (ii) any shares of Stock subject to any Restricted Stock, Deferred Stock or Performance Share award granted hereunder are forfeited, such shares shall again be available for issuance in connection with future awards under the Plan. If any shares of Stock have been pledged as collateral for indebtedness incurred by a Participant in connection with the exercise of a Stock Option and such shares are returned to the Company in satisfaction of such indebtedness, such shares shall again be available for issuance in connection with future awards under the Plan.

         In the event of any merger, reorganization, consolidation, recapitalization, stock dividend or other change in corporate structure affecting the Stock, a substitution or adjustment shall be made in (i) the aggregate number of shares reserved for issuance under the Plan, (ii) the kind, number and option price of shares subject to outstanding

Stock Options granted under the Plan, and (iii) the kind, number and purchase price of shares issuable pursuant to awards of Restricted Stock, Deferred Stock and Performance Shares, as may be determined by the Administrator, in its sole discretion. Such other substitutions or adjustments shall be made as may be determined by the Administrator, in its sole discretion. An adjusted option price shall also be used to determine the amount payable by the Company upon the exercise of any Stock Appreciation Right or Limited Stock Appreciation Right associated with any Stock Option. In connection with any event described in this paragraph, the Administrator may provide, in its discretion, for the cancellation of any outstanding awards and payment in cash or other property therefor.

SECTION 4.  ELIGIBILITY.

         Officers (including officers who are directors of the Company), employees of the Company, and consultants and advisors to the Company who are responsible for or contribute to the management, growth and/or profitability of the business of the Company shall be eligible to be granted Stock Options, Stock Appreciation Rights, Limited Stock Appreciation Rights, Restricted Stock awards, Deferred Stock awards or Performance Shares hereunder. The Participants under the Plan shall be selected from time to time by the Administrator, in its sole discretion, from among the Eligible Employees, consultants and advisors to the Company recommended by the senior management of the Company, and the Administrator shall determine, in its sole discretion, the number of shares covered by each award.

SECTION 5.  STOCK OPTIONS.

         Stock Options may be granted alone or in addition to other awards granted under the Plan. Any Stock Option granted under the Plan shall be in such form as the Administrator may from time to time approve, and the provisions of Stock Option awards need not be the same with respect to each optionee. Recipients of Stock Options shall enter into a subscription and/or award agreement with the Company, in such form as the Administrator shall determine which agreement shall set forth, among other things, the exercise price of the option, the term of the option and provisions regarding exercisability of the option granted thereunder.

         The Stock Options granted under the Plan may be of two types: (i) Incentive Stock Options and (ii) Non-Qualified Stock Options.

         The Administrator shall have the authority to grant any Eligible Employee Incentive Stock Options, Non-Qualified Stock Options, or both types of Stock Options (in each case with or without Stock Appreciation Rights or Limited Stock Appreciation Rights). Consultants and advisors may only be granted Non-Qualified Stock Options (with or without Stock Appreciation Rights or Limited Stock Appreciation Rights). To the extent that any Stock Option does not qualify as an Incentive Stock Option, it shall constitute a separate Non-Qualified Stock Option. More than one option may be granted to the same optionee and be outstanding concurrently hereunder.

         Stock Options granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable:

         (1) Option Price. The option price per share of Stock purchasable under a Stock Option shall be determined by the Administrator in its sole discretion at the time of grant but shall not, (i) in the case of Incentive Stock Options, be less than 100% of the Fair Market Value of the Stock on such date, (ii) in the case of Non-Qualified Stock Options, be less than 85% of the Fair Market Value of the Stock on such date, and (iii) in any event, be less than the par value of the Stock. If an employee owns or is deemed to own (by reason of the attribution rules applicable under Section 425(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or any Parent Corporation and an Incentive Stock Option is granted to such employee, the option price of such Incentive Stock Option (to the extent required by the Code at the time of grant) shall be no less than 110% of the Fair Market Value of the Stock on the date such Incentive Stock Option is granted.

         (2) Option Term. The term of each Stock Option shall be fixed by the Administrator, but no Stock Option shall be exercisable more than ten years after the date such Stock Option is granted; provided, however, that if an employee owns or is deemed to own (by reason of the attribution rules of Section 425(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or any Parent Corporation and an Incentive Stock Option is granted to such employee, the term of such Incentive Stock Option (to the extent required by the Code at the time of grant) shall be no more than five years from the date of grant.

         (3) Exercisability. Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Administrator at or after grant. The Administrator may provide, in its discretion, that any Stock Option shall be exercisable only in installments, and the Administrator may waive such installment exercise provisions at any time in whole or in part based on such factors as the Administrator may determine, in its sole discretion.

         (4) Method of Exercise. Subject to Section 5(3) above, Stock Options may be exercised in whole or in part at any time during the option period, by giving written notice of exercise to the Company satisfying the number of shares to be purchased, accompanied by payment in full of the purchase price in cash or its equivalent as determined by the Administrator.
As determined by the Administrator, in its sole discretion, payment in whole or in part may also be made in the form of unrestricted Stock already owned by the optionee, or, in the case of the exercise of a Non-Qualified Stock Option, in the form of Restricted

Stock or Performance Shares subject to an award hereunder (based, in each case, on the Fair Market Value of the Stock on the date the option is exercised); provided, however, that in the case of an Incentive Stock Option, the right to make payment in the form of already owned shares may be authorized only at the time of grant. If payment of the option exercise price of a Non-Qualified Stock Option is made in whole or in part in the form of Restricted Stock or Performance Shares, the shares received upon the exercise of such Stock Option (to the extent of the number of shares of Restricted Stock or Performance Shares surrendered upon exercise of such Stock Option) shall be restricted in accordance with the original terms of the Restricted Stock or Performance Share award in question, except that the Administrator may direct that such restrictions shall apply only to that number of shares equal to the number of shares surrendered upon the exercise of such option. An optionee shall generally have the rights to dividends and any other rights of a stockholder with respect to the Stock subject to the option only after the optionee has given written notice of exercise, has paid in full for such shares, and, if requested, has given the representation described in paragraph (1) of Section 10.

         The Administrator may require the voluntary surrender of all or a portion of any Stock Option granted under the Plan as a condition precedent to the grant of a new Stock Option. Subject to the provisions of the Plan, such new Stock Option shall be exercisable at the price, during such period and on such other terms and conditions as are specified by the Administrator at the time the new Stock Option is granted. Upon their surrender, Stock Options shall be canceled and the shares previously subject to such canceled Stock Options shall again be available for grants of Stock Options and other awards hereunder.

         (5) Loans. The Company may make loans available to Stock Option holders in connection with the exercise of outstanding options granted under the Plan, as the Administrator, in its discretion, may determine. Such loans shall (i) be evidenced by promissory notes entered into by the Stock Option holders in favor of the Company, (ii) be subject to the terms and conditions set forth in this Section 5(5) and such other terms and conditions, not inconsistent with the Plan, as the Administrator shall determine, (iii) bear interest, if any, at such rate as the Administrator shall determine, and (iv) be subject to Board approval (or to approval by the Administrator to the extent the Board may delegate such authority). In no event may the principal amount of any such loan exceed the sum of (x) the exercise price less the par value of the shares of Stock covered by the option, or portion thereof, exercised by the holder, and (y) any federal, state, and local income tax attributable to such exercise. The initial term of the loan, the schedule of payments of principal and interest (if any) under the loan, the extent to which the loan is to be with or without recourse against the holder with respect to principal or interest and the conditions upon which the loan will become payable in the event of the holder's termination of employment shall be determined by the Administrator. Unless the Administrator determines otherwise, when a loan is made, shares of Stock having a Fair Market Value at least equal to the principal amount of the loan shall be pledged by the holder to the

Company as security for payment of the unpaid balance of the loan, and such pledge shall be evidenced by a pledge agreement, the terms of which shall be determined by the Administrator, in its discretion; provided, however, that each loan shall comply with all applicable laws, regulations and rules of the Board of Governors of the Federal Reserve System and any other governmental agency having jurisdiction.

         (6) Non-transferability of Options. Unless otherwise determined by the Administrator, and subject to such limitations on transferability as may be required in Rule 16b-3, no Stock Option shall be transferable by the optionee, and all Stock Options shall be exercisable, during the optionee's lifetime, only by the optionee.

         (7) Termination of Employment or Service. If an optionee's employment with or service as a director of or consultant or advisor to the Company terminates by reason of death, Disability or for any other reason, the Stock Option may thereafter be exercised to the extent provided in the applicable subscription or award agreement, or as otherwise determined by the Administrator.

         (8) Annual Limit on Incentive Stock Options. To the extent that the aggregate Fair Market Value (determined as of the date the Incentive Stock Option is granted) of shares of Stock with respect to which Incentive Stock Options granted to an Optionee under this Plan and all other option plans of the Company or its Parent Corporation become exercisable for the first time by the Optionee during any calendar year exceeds $100,000, such Stock Options shall be treated as Non-Qualified Stock Options.

SECTION 6.  STOCK APPRECIATION RIGHTS AND LIMITED STOCK APPRECIATION RIGHTS.

         (1) Grant and Exercise. Stock Appreciation Rights and Limited Stock Appreciation Rights may be granted either alone ("Free Standing Rights") or in conjunction with all or part of any Stock Option granted under the Plan ("Related Rights"). In the case of a Non-Qualified Stock Option, Related Rights may be granted either at or after the time of the grant of such Stock Option. In the case of an Incentive Stock Option, Related Rights may be granted only at the time of the grant of the Incentive Stock Option.

         A Related Right or applicable portion thereof granted in conjunction with a given Stock Option shall terminate and no longer be exercisable upon the termination or exercise of the related Stock Option, except that, unless otherwise provided by the Administrator at the time of grant, a Related Right granted with respect to less than the full number of shares covered by a related Stock Option shall only be reduced if and to the extent that the number of shares covered by the exercise or termination of the related Stock Option exceeds the number of shares not covered by the Related Right.

         A Related Right may be exercised by an optionee, in accordance with paragraph (2) of this Section 6, by surrendering the applicable portion of the related Stock Option. Upon such exercise and surrender, the optionee shall be entitled to receive an amount determined in the manner prescribed in paragraph (2) of this Section 6. Stock Options which have been so surrendered, in whole or in part, shall no longer be exercisable to the extent the Related Rights have been so exercised.

         (2) Terms and Conditions. Stock Appreciation Rights shall be subject to such terms and conditions, not inconsistent with the provisions of the Plan, as shall be determined from time to time by the Administrator, including the following:

                 (a) Stock Appreciation Rights that are Related Rights ("Related Stock Appreciation Rights") shall be exercisable only at such time or times and to the extent that the Stock Options to which they relate shall be exercisable in accordance with the provisions of Section 5 and this Section 6 of the Plan; provided, however, that no Related Stock Appreciation Right shall be exercisable during the first six months of its term, except that this additional limitation shall not apply in the event of death or Disability of the optionee prior to the expiration of such six-month period.

                 (b) Upon the exercise of a Related Stock Appreciation Right, an optionee shall be entitled to receive up to, but not more than, an amount in cash or that number of shares of Stock (or in some combination of cash and shares of Stock) equal in value to the excess of the Fair Market Value of one share of Stock as of the date of exercise over the option price per share specified in the related Stock Option multiplied by the number of shares of Stock in respect of which the Related Stock Appreciation Right is being exercised, with the Administrator having the right to determine the form of payment.

                 (c) Related Stock Appreciation Rights shall be transferable or exercisable only when and to the extent that the underlying Stock Option would be transferable or exercisable under paragraph (6) of
Section 5 of the Plan.

                 (d) Upon the exercise of a Related Stock Appreciation Right, the Stock Option or part thereof to which such Related Stock Appreciation Right is related shall be deemed to have been exercised for the purpose of the limitation set forth in Section 3 of the Plan on the number of shares of Stock to be issued under the Plan, but only to the extent of the number of shares issued under the Related Stock Appreciation Right.

                 (e) A Related Stock Appreciation Right granted in connection with an Incentive Stock Option may be exercised only if and when the Fair Market Value of the Stock subject to the Incentive Stock Option exceeds the exercise price of such Stock Option.

                 (f) Stock Appreciation Rights that are Free Standing Rights ("Free Standing Stock Appreciation Rights") shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Administrator at or after grant; provided, however, that no Free Standing Stock Appreciation Right shall be exercisable during the first six months of its term, except that this limitation shall not apply in the event of death or disability of the recipient of the Free Standing Stock Appreciation Right prior to the expiration of such six-month period.

                 (g) The term of each Free Standing Stock Appreciation Right shall be fixed by the Administrator, but no Free Standing Stock Appreciation Right shall be exercisable more than ten years after the date such right is granted.

                 (h) Upon the exercise of a Free Standing Stock Appreciation Right, a recipient shall be entitled to receive up to, but not more than, an amount in cash or that number of shares of Stock (or any combination of cash or shares of Stock) equal in value to the excess of the Fair Market Value of one share of Stock as of the date of exercise over the price per share specified in the Free Standing Stock Appreciation Right (which price shall be no less than 100% of the Fair Market Value of the Stock on the date of grant) multiplied by the number of shares of Stock in respect to which the right is being exercised, with the Administrator having the right to determine the form of payment.

                 (i) Free Standing Stock Appreciation Rights shall be transferable or exercisable only when and to the extent that a Stock Option would be transferable or exercisable under paragraph (6) of Section 5 of the Plan.

                 (j) In the event of the termination of employment or service of a Participant who has been granted one or more Free Standing Stock Appreciation Rights, such rights shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Administrator at or after grant.

                 (k) Limited Stock Appreciation Rights may only be exercised within the 30-day period following a "Change of Control" (as defined by the Administrator in the agreement evidencing such Limited Stock Appreciation Right) and, with respect to Limited Stock Appreciation Rights that are Related Rights ("Related Limited Stock Appreciation Rights"), only to the extent that the Stock Options to which they relate shall be exercisable in accordance with the provisions of Section 5 and this Section 6 of the Plan; provided, however, that no Related Limited Stock Appreciation Right shall be exercisable during the first six months of its term, except that this additional limitation shall not apply in the event of death or Disability of the optionee prior to the expiration of such six-month period.

                 (l) Upon the exercise of a Limited Stock Appreciation Right, the recipient shall be entitled to receive an amount in cash equal in value to the excess of the "Change of Control Price" (as defined in the agreement evidencing such Limited Stock Appreciation Right) of one share of Stock as of the date of exercise over (A) the option price per share specified in the related Stock Option, or (B) in the case of a Limited

Stock Appreciation Right which is a Free Standing Stock Appreciation Right, the price per share specified in the Free Standing Stock Appreciation Right, such excess to be multiplied by the number of shares in respect of which the Limited Stock Appreciation Right shall have been exercised.

SECTION 7.  RESTRICTED STOCK, DEFERRED STOCK AND
PERFORMANCE SHARES.

         (1) General. Restricted Stock, Deferred Stock or Performance Share awards may be issued either alone or in addition to other awards granted under the Plan. The Administrator shall determine the Eligible Employees, consultants and advisors to whom, and the time or times at which, grants of Restricted Stock, Deferred Stock or Performance Share awards shall be made; the number of shares to be awarded; the price, if any, to be paid by the recipient of Restricted Stock, Deferred Stock or Performance Share awards; the Restricted Period (as defined in paragraph (3) hereof) applicable to Restricted Stock or Deferred Stock awards; the performance objectives applicable to Performance Share or Deferred Stock awards; the date or dates on which restrictions applicable to such Restricted Stock or Deferred Stock awards shall lapse during such Restricted Period, and all other conditions of the Restricted Stock, Deferred Stock and Performance Share awards. The Administrator may also condition the grant Restricted Stock, Deferred Stock awards or Performance Shares upon the exercise of Stock Options, or upon such other criteria as the Administrator may determine in its sole discretion. The provisions of Restricted Stock, Deferred Stock or Performance Share awards need not be the same with respect to each recipient. In the discretion of the Administrator, loans may be made to Participants in connection with the purchase of Restricted Stock under substantially the same terms and conditions as provided in Section 5(5) with respect to the exercise of stock options.

         (2) Awards and Certificates. The prospective recipient of a Restricted Stock, Deferred Stock or Performance Share award shall not have any rights with respect to such award, unless and until such recipient has executed an agreement evidencing the award (a "Restricted Stock Award Agreement," "Deferred Stock Award Agreement" or "Performance Share Award Agreement," as appropriate) and delivered a fully executed copy thereof to the Company, within a period of sixty days (or such other period as the Administrator may specify) after the award date. Except as otherwise provided below in this Section 7(2),
(i) each Participant who is awarded Restricted Stock or Performance Shares shall be issued a stock certificate in respect of such shares of Restricted Stock or Performance Shares; and (ii) such certificate shall be registered in the name of the Participant, and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such award.

         The Company may require that the stock certificates evidencing Restricted Stock or Performance Share awards hereunder be held in the custody of the Company until the restrictions thereon shall have lapsed, and that, as a condition of any Restricted Stock award or Performance

Share award, the Participant shall have delivered a stock power, endorsed in blank, relating to the Stock covered by such award.

         With respect to Deferred Stock awards, at the expiration of the Restricted Period, stock certificates in respect of such shares of Deferred Stock shall be delivered to the participant, or his legal representative, in a number equal to the number of shares of Stock covered by the Deferred Stock award.

         (3) Restrictions and Conditions. The Restricted Stock, Deferred Stock and Performance Share awards granted pursuant to this Section 7 shall be subject to the following restrictions and conditions.

                 (a) Subject to the provisions of the Plan and the Restricted Stock Award Agreement, Deferred Stock Award Agreement or Performance Share Award Agreement, as appropriate, governing such award, during such period as may be set by the Administrator commencing on the grant date (the "Restricted Period"), the Participant shall not be permitted to sell, transfer, pledge or assign shares of Restricted Stock, Performance Shares or Deferred Stock awarded under the Plan; provided, however, that the Administrator may, in its sole discretion, provide for the lapse of such restrictions in installments and may accelerate or waive such restrictions in whole or in part based on such factors and such circumstances as the Administrator may determine, in its sole discretion, including, but not limited to, the attainment of certain performance related goals, the Participant's termination of employment or service, death or Disability or the occurrence of a "Change of Control" as defined in the agreement evidencing such award.

                 (b)      Except as provided in paragraph (3)(a) of this
Section 7, the Participant shall generally have, with respect to the shares of Restricted Stock or Performance Shares, all of the rights of a stockholder with respect to such stock during the Restricted Period. The Participant shall generally not have the rights of a stockholder with respect to stock subject to Deferred Stock awards during the Restricted Period; provided, however, that dividends declared during the Restricted Period with respect to the number of shares covered by a Deferred Stock award shall be paid to the Participant. Certificates for shares of unrestricted Stock shall be delivered to the Participant promptly after, and only after, the Restricted Period shall expire without forfeiture in respect of such shares of Restricted Stock, Performance Shares or Deferred Stock, except as the Administrator, in its sole discretion, shall otherwise determine.

                 (c) The rights of holders of Restricted Stock, Deferred Stock and Performance Share awards upon termination of employment or service for any reason during the Restricted Period shall be set forth in the Restricted Stock Award Agreement, Deferred Stock Award Agreement or Performance Share Award Agreement, as appropriate, governing such awards.

SECTION 8.  AMENDMENT AND TERMINATION.

         The Board may amend, alter or discontinue the Plan, but no amendment, alteration, or discontinuation shall be made that would impair the rights of a Participant under any award theretofore granted without such Participant's consent.

         The Administrator may amend the terms of any award theretofore granted, prospectively or retroactively, but, subject to Section 3 above, no such amendment shall impair the rights of any holder without his or her consent.

SECTION 9.  UNFUNDED STATUS OF PLAN.

         The Plan is intended to constitute an "unfunded" plan for incentive compensation. With respect to any payments not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company.

SECTION 10.  GENERAL PROVISIONS.

         (1) The Administrator may require each person purchasing shares pursuant to a Stock Option to represent to and agree with the Company in writing that such person is acquiring the shares without a view to distribution thereof. The certificates for such shares may include any legend which the Administrator deems appropriate to reflect any restrictions on transfer.

         All certificates for shares of Stock delivered under the Plan shall be subject to such stock-transfer orders and other restrictions as the Administrator may deem advisable under the rules, regulations, and other requirements of the Commission, any stock exchange upon which the Stock is then listed, and any applicable federal or state securities law, and the Administrator may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions.

         (2) Nothing contained in the Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of the Plan shall not confer upon any employee, director, consultant or advisor of the Company any right to continued employment or service with the Company, as the case may be, nor shall it interfere in any way with the right of the Company to terminate the employment or service of any of its employees, directors, consultants or advisors at any time.

         (3) Each Participant shall, no later than the date as of which the value of an award first becomes includible in the gross income of the Participant for federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Administrator regarding payment of, any federal, state, or local taxes of any kind required by law to be withheld with respect to the award. The obligations of the Company under the Plan shall be conditional on the making of such payments or arrangements, and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Participant.

         (4) No member of the Board or the Administrator, nor any officer or employee of the Company acting on behalf of the Board or the Administrator, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Board or the Administrator and each and any officer or employee of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination or interpretation.

SECTION 11.  EFFECTIVE DATE OF PLAN.

         The Plan became effective (the "Effective Date") on August __, 1996; provided that, the Plan shall become effective with respect to Incentive Stock Options on the date the Company's stockholders formally approve the Plan.

SECTION 12.  TERM OF PLAN.

         No Stock Option, Stock Appreciation Right, Limited Stock Appreciation Right, Restricted Stock, Deferred Stock or Performance Share award shall be granted pursuant to the Plan on or after the tenth anniversary of the Effective Date, but awards theretofore granted may extend beyond that date.

           THE PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                             MULTIMEDIA GAMES, INC.

                 - - - - - - - - - - - - - - - - - - - - - - -

                             MULTIMEDIA GAMES, INC.
                                7335 SOUTH LEWIS
                             TULSA, OKLAHOMA 74136

                 PROXY FOR 1997 ANNUAL MEETING OF SHAREHOLDERS
                                 MARCH 29, 1997

The undersigned shareholder(s) of Multimedia Games, Inc., a Texas corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement, each dated March 6, 1997, and hereby appoints Gordon T. Graves and Larry D. Montgomery, and each of them, Proxies and Attorneys-in-Fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 1997 Annual Meeting of Shareholders of Multimedia Games, Inc. to be held on March 29, 1997 at 10:00 a.m., local time, at the Tulsa Marriott Southern Hills located at 1902 East 71st Street, Tulsa, Oklahoma 74136 and at any adjournment or postponement thereof, and to vote all shares of Common Stock and Preferred Stock which the undersigned would be entitled to vote if personally present on any of the following matters and with discretionary authority as to any and all other matters that may properly come before the meeting.

         1.      Election of Directors.

         / / FOR all the nominees listed below (except as indicated). / / WITHHOLD authority to vote for all nominees listed below.

         IF YOU WISH TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THAT NOMINEE'S NAME IN THE LIST BELOW:

Gordon T. Graves, Larry D. Montgomery, Gregory N. Stern, Daniel J. Sarnoff

         2. To amend the Company's Articles of Incorporation to increase the number of authorized shares of Common Stock from 10,000,000 shares to 25,000,000 shares.

                 / / FOR
                 / / AGAINST
                 / / ABSTAIN

         3. To ratify and approve the adoption of the Company's 1996 Stock Incentive Plan described in the Proxy Statement related to the Annual Meeting.

                 / / FOR
                 / / AGAINST
                 / / ABSTAIN

         4. To ratify and approve the appointment of Coopers & Lybrand, L.L.P. as the independent public accountants of the Company for the fiscal year ending September 30, 1997.

                 / / FOR
                 / / AGAINST
                 / / ABSTAIN

         5. To transact such other business as may properly come before the meeting or any postponements or adjournments thereof.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE. IF NO SPECIFICATION IS MADE, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR EACH OF THE ABOVE PERSONS AND PROPOSALS, AND FOR SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING AS THE BOARD OF DIRECTORS MAY RECOMMEND OR, IN THE ABSENCE OF A RECOMMENDATION, AS THE PROXY HOLDERS DEEM ADVISABLE.

                        Dated                                         , 1997
                              ----------------------------------------

                        Signature:
                                   -----------------------------------------

                        Signature:
                                   -----------------------------------------

                        I plan to attend the meeting: / /


(This proxy should be marked, dated and signed by each shareholder exactly as such shareholder's name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. A corporation is requested to sign its name by its president or other authorized officer, with the office held designated. If shares are held by joint tenants or as community property, both holders should sign.)

TO ENSURE YOUR REPRESENTATION AT THE ANNUAL MEETING, PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT AS PROMPTLY AS POSSIBLE.


March 6, 1997
Tulsa, Oklahoma